                                                                    EXHIBIT 10.1

VERTEX PHARMACEUTICALS INCORPORATED HAS OMITTED FROM THIS EXHIBIT 10.1 PORTIONS OF THE AGREEMENT FOR WHICH THE COMPANY HAS REQUESTED CONFIDENTIAL TREATMENT FROM THE SECURITIES AND EXCHANGE COMMISSION. THE PORTIONS OF THIS EXHIBIT FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED WITH BRACKETED ASTERISKS ([****]), AND SUCH CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



              LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT



                                     BETWEEN

                       VERTEX PHARMACEUTICALS INCORPORATED

                                       AND

                     HOECHST MARION ROUSSEL DEUTSCHLAND GMBH




Execution Copy--September 1, 1999


INTRODUCTION........................................................................   1

ARTICLE I-- DEFINITIONS.............................................................   2

ARTICLE II-- LICENSE................................................................   9

2.1      Grant to HMR...............................................................   9
2.2      Grant to VERTEX............................................................   10
2.3      Second Generation Compounds................................................   11
2.4      Noncompete.................................................................   11

ARTICLE III-- DEVELOPMENT...........................................................   12

3.1      Development Option.........................................................   12
3.2      Joint Development Committee................................................   16
3.3      Development Plan...........................................................   21
3.4      Development Responsibility and Costs.......................................   21
3.5      Regulatory Approvals.......................................................   22
3.6      Step-In Rights.............................................................   23
3.7      Reasonable Efforts in Development..........................................   25

ARTICLE IV-- MANUFACTURE AND SUPPLY.................................................   25

4.1      Manufacturing of Bulk Drug Substance and Drug Product......................   25

ARTICLE V-- COMMERCIALIZATION.......................................................   26

5.1      Marketing and Promotion....................................................   26
5.2      Joint Marketing Committee..................................................   26
5.3      Marketing Plans............................................................   28
5.4      Co-Promotion in North America..............................................   30
5.5      European Co-promotion Rights...............................................   33
5.6      Termination of Co-Promotion Obligations....................................   34
5.7      Co-labeling................................................................   34
5.8      Marketing Efforts..........................................................   35

ARTICLE VI-- PAYMENTS...............................................................   35

6.1      Closing Payment............................................................   35
6.2      Milestone Payments by HMR..................................................   36
6.3      Royalties..................................................................   41
6.4      Term for Royalty Payments..................................................   44
6.5      [************************************************].........................   45
6.6      Sales Reports..............................................................   45

ARTICLE VII-- INTELLECTUAL PROPERTY.................................................   49

7.1      Information Sharing........................................................   49
7.2      Patentable Inventions and Know-How.........................................   50
7.3      Infringement Claims by Third Parties.......................................   56
7.4      Infringement Claims Against Third Parties..................................   58
7.5      Notice of Certification....................................................   59
7.6      Patent Term Extensions.....................................................   60


  License, Development and Commercialization Agreement -- Confidential -- Page i



ARTICLE VIII-- REPORTING............................................................   61

8.1      Exchange of Information....................................................   61

ARTICLE IX-- REPRESENTATIONS AND WARRANTIES OF VERTEX...............................   62

9.1      VERTEX Represents and Warrants to HMR......................................   62

ARTICLE X-- REPRESENTATIONS AND WARRANTIES OF HMR...................................   62

10.1     HMR Represents and Warrants to VERTEX......................................   62

ARTICLE XI-- CONFIDENTIALITY........................................................   63

11.1     Undertaking................................................................   63
11.2     Exceptions.................................................................   64
11.3     Publicity..................................................................   65
11.4     Survival...................................................................   65

ARTICLE XII-- PUBLICATION...........................................................   65

12.1     Publication................................................................   65

ARTICLE XIII-- TERM AND TERMINATION.................................................   67

13.1     Term.......................................................................   67
13.2     Termination by VERTEX for Cause............................................   68
13.3     HMR Right to Terminate Without Cause.......................................   69
13.4     HMR Right to Terminate for Lack of Commercial Viability....................   70
13.5     Termination of Co-Promotion Rights.........................................   70
13.6     Termination by HMR for Cause...............................................   71
13.7     Effects of Termination.....................................................   72

ARTICLE XIV-- INDEMNIFICATION.......................................................   74

14.1     Indemnification by VERTEX..................................................   74
14.2     Indemnification by HMR.....................................................   74
14.3     Claims Procedures..........................................................   75
14.4     Compliance.................................................................   76
14.5     Insurance..................................................................   76

ARTICLE XV-- MISCELLANEOUS PROVISIONS...............................................   77

15.1     Governing Law; Jurisdiction................................................   77
15.2     Waiver.....................................................................   77
15.3     Force Majeure..............................................................   77
15.4     Registration of License....................................................   77
15.5     Severability...............................................................   77
15.6     Government Acts............................................................   78
15.7     Government Approvals.......................................................   78
15.8     Assignment.................................................................   78
15.9     Affiliates.................................................................   79
15.10    Counterparts...............................................................   77


 License, Development and Commercialization Agreement -- Table of Contents --
                         Confidential -- Page ii



15.11    No Agency..................................................................   79
15.12    Notice.....................................................................   79
15.13    Headings...................................................................   80
15.14    Authority..................................................................   80
15.15    Entire Agreement...........................................................   80


Schedule 1.5 -- Compounds
Schedule 1.19 -- HMR Patents
Schedule 1.25 -- Countries of Latin America
Schedule 1.26 -- Major Market Countries
Schedule 1.42 -- VERTEX Patents
Schedule 7.2.1 -- Prior Patents
Schedule 7.2.2 -- Minimum Patent Filing Countries
Schedule 9.1 -- VERTEX Disclosures


 License, Development and Commercialization Agreement -- Table of Contents --
                         Confidential -- Page ii

              LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This Agreement is made and entered into as of September 1, 1999 ( the "Effective Date") between Vertex Pharmaceuticals Incorporated (hereinafter "VERTEX"), a Massachusetts corporation with principal offices at 130 Waverly Street, Cambridge, MA 02139-4242, and Hoechst Marion Roussel Deutschland GmbH (hereinafter "HMR"), a German corporation with principal offices at Koenigsteiner Strasse 10, 65812 Bad Soden am Taunus, Germany.

                                  INTRODUCTION

     WHEREAS, VERTEX and Roussel Uclaf were parties to a certain Research, Development and License Agreement dated September 8, 1993 (the "Research Agreement") under which VERTEX and Roussel Uclaf collaborated in the discovery and design of novel compounds targeted at inhibition of interleukin 1(beta) converting enzyme ("ICE") for the treatment of inflammation; and

     WHEREAS, HMR is Roussel Uclaf's successor in interest under the Research Agreement; and

     WHEREAS, the parties have elected to develop and commercialize certain compounds discovered and/or tested in the course of the Research Program and to provide HMR with a further option to develop and commercialize certain other compounds as set forth herein; and

     WHEREAS, VERTEX and HMR intend for development and commercialization to proceed under the terms of this Agreement, which supercedes the provisions of the License Agreement attached as Exhibit A to the Research Agreement; and

     NOW THEREFORE, in consideration of the foregoing premises, the parties agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

     For purposes of this Agreement, the following initially capitalized terms in this Agreement, whether used in the singular or plural, shall have the following meanings:

     1.1 "AFFILIATE" shall mean, with respect to any Person, any other Person which

 License, Development and Commercialization Agreement -- Confidential -- Page 1 directly or indirectly, by itself or through one or more intermediaries, controls, or is controlled by, or is under direct or indirect common control with, such Person. The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Control will be presumed if one Person owns, either of record or beneficially, more than 50% of the voting stock of any other Person.

     1.2 "BUSINESS DAY" shall mean any day, Monday through Friday, on which banking institutions in Frankfurt, Germany and Boston, Massachusetts, are open for business.

     1.3 "BULK DRUG SUBSTANCE" shall mean a Drug Product Candidate in bulk crystal, powder or other form suitable for incorporation in a Drug Product.

     1.4 "CLOSING DATE" shall mean the latest of (a) the date on which VERTEX executes this Agreement; (b) the date on which HMR executes this Agreement; and (c) if applicable, the third business day following the expiration or earlier termination of any notice and waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act").

     1.5 "COMPOUND" shall mean (a) the chemical compound referred to by HMR as HMR3480 and by VERTEX as VX-740 and identified as such on SCHEDULE 1.5 (hereinafter referred to as "HMR3480/VX-740"); (b) all other compounds that fall within the scope of a Live Claim of a Patent and that (i) possess each of the following characteristics (referencing HMR3480/VX-740): [**
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          ****************************************************************] on
          or before December 31, 1997 during the course of the Research Program conducted under the Research Agreement. Compounds which are described in Subsections 1.5(a) and (b) are sometimes referred to in this Agreement as the "AB Compounds." Compounds which are described in Subsection 1.5(c) are sometimes referred to in this Agreement as the "C


 License, Development and Commercialization Agreement -- Confidential -- Page 2

          Compounds."

     1.6 "CONTROLLED" shall mean the legal authority or right of a party hereto to grant a license or sublicense of intellectual property rights to another party hereto, or to otherwise disclose proprietary or trade secret information to such other party, without breaching the terms of any agreement with a Third Party, infringing upon the intellectual property rights of a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

     1.7 "CO-PROMOTE" shall mean the right of VERTEX, as provided herein and subject to applicable law, to promote and Detail (as defined in this Section) Drug Product in North America and in the European Union through its own sales force and to otherwise engage in activities in accordance with the provisions of Article V hereof, as may be applicable. "DETAIL", as used above, shall mean [*****************************************
          *********************************************************************
          *********************************************************************
          ********].

     1.8  "DEVELOPMENT OPTION" shall have the meaning ascribed to it in Section
          3.1 hereof.

     1.9  "DEVELOPMENT PLAN" shall have the meaning ascribed to it in Section
          3.3 hereof.

     1.10 "DEVELOPMENT PROGRAM" shall mean activities associated with development of a Bulk Drug Substance, Drug Product Candidate and/or a Drug Product for sale, including but not limited to:
          *********************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *******************
          ********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************


 License, Development and Commercialization Agreement -- Confidential -- Page 3

          *********************************************************************
          *********************************************************************
          ******************************]

     1.11 "DRUG PRODUCT" shall mean a finished dosage form which is prepared from Bulk Drug Substance and is ready for administration to the ultimate consumer as a pharmaceutical product.

     1.12 "DRUG PRODUCT CANDIDATE" shall mean any Compound as to which HMR has exercised its Development Option.

     1.13 "EFFECTIVE DATE" shall mean the date specified in the first paragraph of this Agreement.

     1.14 "EUROPEAN UNION" shall include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal, Spain, Sweden, the United Kingdom and any other countries that may have been admitted to the European Union as of the Effective Date.

     1.15 "FIELD" shall mean the diagnosis, treatment, and treatment monitoring of diseases in humans associated with interleukin-1 beta production.

     1.16 "FIRST COMMERCIAL SALE" shall mean the first shipment of a Drug Product to a Third Party by HMR or an Affiliate or sublicensee of HMR in a country in the Territory following applicable Regulatory Approval of the Drug Product in such country.

     1.17 "GMP" shall mean the current Good Manufacturing Practice regulations promulgated by the FDA, published at 21 CFR Part 210 et seq., as such regulations may be amended, and such equivalent foreign regulations or standards as may be applicable with respect to Bulk Drug Substance or Drug Product(s) manufactured or sold outside the United States.

     1.18 "HMR KNOW-HOW" shall mean all Know-How of HMR.

     1.19 "HMR PATENTS" shall mean any Patents Controlled by HMR (or any of its Affiliates) claiming a Compound or a method of using a Compound or an improvement to the subject matter of a Patent covering a Compound or a method of using a Compound. A list of HMR Patents is appended hereto as SCHEDULE


 License, Development and Commercialization Agreement -- Confidential -- Page 4

     1.19 and will be updated periodically to reflect additions thereto during the course of the Agreement.

     1.20 "HMR TECHNOLOGY" shall mean all HMR Patents and all HMR Know-How.

     1.21 "JOINT DEVELOPMENT COMMITTEE" or "JDC" shall have the meaning ascribed to it in Section 3.2 hereof.

     1.22 "JOINT MARKETING COMMITTEE" or "JMC" shall have the meaning ascribed to it in Section 5.2 hereof.

     1.23 "KNOW-HOW" shall mean all proprietary material and information including data, technical information, know-how, experience, inventions, discoveries, trade secrets, compositions of matter and methods, whether currently existing or developed or obtained during the course of this Agreement and whether or not patentable or confidential, that are now Controlled by a party or its Affiliates, and that relate to the development, utilization, or use of any Compound, Drug Product Candidate or Drug Product, including but not limited to processes, techniques, methods, products, materials and compositions; PROVIDED, HOWEVER, that for the purposes of the definition of "HMR KNOW-HOW" only, the term "KNOW-HOW" shall not include [**********************************************
          *********************************].

     1.24 "LIVE CLAIM" shall mean a claim of any issued, unexpired United States or non-United States Patent which shall not have been withdrawn, canceled or disclaimed, nor held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision.

     1.25 "LATIN AMERICA" shall mean those countries listed on SCHEDULE 1.25 hereto.

     1.26 "MAJOR MARKET" shall mean those countries listed on SCHEDULE 1.26 hereto.

     1.27 "MANUFACTURING COST" shall mean [*************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************


 License, Development and Commercialization Agreement -- Confidential -- Page 5

          **********************************************************************
          *********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          ***************************************].

     1.28 "NET SALES" shall mean [***************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          ***********************************************************]

          (a)  *****************************************************************
               *****************************************************************
               *****************************************************************
               ***************************

          (b)  *****************************************************************
               *******************************************

          (c)  ****************************************************************
               ****************************************************************
               ****************************************************************
               ***********************

          (d)  *****************************************************************


 License, Development and Commercialization Agreement -- Confidential -- Page 6

               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               ******

     1.29 "NORTH AMERICA" shall mean the United States and Canada, including their respective territories and possessions.

     1.30 "PATENTS" shall mean all existing patents and patent applications and all patent applications hereafter filed, including any continuations, continuations-in-part, divisions, provisionals or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplemental patent certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

     1.31 "PERSON" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

     1.32 "PHASE II CLINICAL TRIALS" shall mean human clinical trials conducted for inclusion in (i) that portion of the FDA submission and approval process which provides for trials of a Drug Product on a limited number of patients for the purposes of collecting data on dosage, evaluating safety and collecting preliminary information regarding efficacy in the proposed therapeutic indication, as more fully defined in 21 C.F.R. Section 312.21(b), and (ii) equivalent submissions with similar requirements in other countries in the Territory.

     1.33 "PHASE III CLINICAL TRIALS" shall mean human clinical trials conducted for inclusion in (i) that portion of the FDA submission and approval process which


 License, Development and Commercialization Agreement -- Confidential -- Page 7 provides for the continued trials of a Drug Product on sufficient numbers of patients to generate safety and efficacy data to support Regulatory Approval in the proposed therapeutic indication, as more fully defined in 21 C.F.R.Section 312.21(c), and (ii) equivalent submissions with similar requirements in other countries in the Territory.

     1.34 "PHASE IV CLINICAL TRIALS" shall mean human clinical trials conducted for inclusion in (i) that portion of the FDA submission and approval process which provides for continued trials of a Drug Product after Regulatory Approval has been achieved (such trials may be designed to provide information that will optimize or expand use of the Drug Product, provide information from additional drug interaction, dose-response and safety studies, or provide pharmacoeconomic, epidemiological, comparative efficacy or other data from studies in a therapeutic use environment) and (ii) equivalent submissions with similar requirements in other countries in the Territory.

     1.35 "REGULATORY APPROVAL" shall mean, with respect to a country in the Territory, all authorizations by the appropriate governmental entity or entities necessary for commercial sale of a Drug Product in that country including, without limitation and where applicable, approval of labeling, price, reimbursement and manufacturing. "Regulatory Approval" in the United States shall mean final approval of a new drug application pursuant to 21 C.F.R. Section 314, permitting marketing of the applicable Drug Product in interstate commerce in the United States.

     1.36 "REST OF WORLD" or "ROW" shall mean all other countries in the Territory outside North America and Latin America.

     1.37 "SECOND GENERATION COMPOUND" shall mean compounds synthesized [*
          ****************************************************************
          *********************************************]

     1.38 "TECHNOLOGY" shall mean HMR Technology and VERTEX Technology.

     1.39 "TERRITORY" shall mean all the countries in the world.

     1.40 "THIRD PARTY" shall mean any unincorporated body, person, corporation or other entity other than HMR, VERTEX or their respective Affiliates or sublicensees of


 License, Development and Commercialization Agreement -- Confidential -- Page 8 rights conveyed under this Agreement.

     1.41 "VERTEX KNOW-HOW" shall mean all Know-How of VERTEX.

     1.42 "VERTEX PATENTS" shall mean any Patents Controlled by VERTEX (or any of its Affiliates) claiming (i) a Compound or a method of using a Compound or (ii) a method of manufacturing, process development or packaging related to a Compound or (iii) an improvement to the subject matter of a Patent covering a Compound or a method of using a Compound or a method of manufacturing, process development or packaging related to a Compound. A list of VERTEX Patents is appended hereto as SCHEDULE
          1.42 and will be updated periodically to reflect additions thereto during the course of this Agreement.

     1.43 "VERTEX TECHNOLOGY" shall mean all VERTEX Patents and all VERTEX Know-How.

                                   ARTICLE II
                                     LICENSE

     2.1  GRANT TO HMR.

          (a) Subject to the other provisions of this Agreement, VERTEX hereby grants to HMR an exclusive license or (as appropriate) sublicense under VERTEX Technology to the extent necessary to permit HMR to carry out its rights and obligations set forth in this Agreement and to develop, manufacture, have manufactured, market, use, sell and import for sale Compound, Bulk Drug Substance, Drug Product Candidates, and Drug Product in the Territory, with the right to sublicense only as set forth in (b) below. Notwithstanding the foregoing grant, VERTEX reserves the right to use all VERTEX Technology necessary to discharge its obligations and exercise its rights under this Agreement, including but not limited to its "Step-In" rights under Section 3.6 hereof and its Co-Promotion rights under Article V hereof. VERTEX retains all rights to VERTEX Technology except to the extent explicitly granted to HMR hereunder. The foregoing license shall not extend to the sale of Compound, Bulk Drug Substance or Drug Product Candidates separate from Drug Product except as incorporated in a Drug Product.


 License, Development and Commercialization Agreement -- Confidential -- Page 9

          (b) HMR may sublicense its rights under the foregoing license to any of its Affiliates, may sublicense or subcontract its rights to manufacture Bulk Drug Substance and Drug Product to any Affiliates or Third Parties and may contract with reputable research organizations to conduct or assist in the conduct of human clinical trials and the evaluation of trials data, after prior notice to, but without the consent of, VERTEX. HMR shall be responsible to VERTEX for the performance by the sublicensee or subcontractor under any such sublicense or other agreement and under any provisions of this Agreement for which the sublicensee or subcontractor is responsible pursuant to the terms of the sublicense or subcontract. HMR shall not permit any sublicensees or subcontractor to use VERTEX Technology without provisions safeguarding confidentiality at least equivalent to those provided in this Agreement. Any such provisions will allow VERTEX the right to directly enforce the obligations of confidentiality with respect to VERTEX Know-How and other confidential information in the possession of the Third Party. HMR may sublicense its rights, in whole or in part and from time to time, under this Agreement to any Third Party with the written consent of VERTEX, such consent not to be unreasonably withheld.

     2.2 GRANT TO VERTEX. Subject to the other provisions of this Agreement, HMR hereby grants to VERTEX a nonexclusive, royalty-free license or (as appropriate) sublicense under HMR Technology to the extent necessary to allow VERTEX to carry out its rights and obligations set forth in this Agreement. HMR retains all rights to HMR Technology except to the extent explicitly granted to VERTEX hereunder. VERTEX shall not permit any subcontractors or sublicensees to use HMR Technology without provisions safeguarding confidentiality equivalent to those provided in this Agreement. Any such provisions will allow HMR the right to directly enforce the obligations of confidentiality with respect to HMR Know-How and other confidential information in the possession of the Third Party.

     2.3 SECOND GENERATION COMPOUNDS. VERTEX may, at its sole discretion, continue to develop and commercialize Second Generation Compounds.

          (a)  *****************************************************************


License, Development and Commercialization Agreement -- Confidential -- Page 10

               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               ***********************************

          (b)  ********************************************

               (i)  ************************************************************
                    ************************************************************
                    ************************************************************
                    ************************************

               (ii) ************************************************************
                    ************************************************************
                    ************************************************************
                    ************************************

               (iii)************************************************************
                    ************************************************************
                    *************************.

     2.4 NONCOMPETE. Neither party shall develop, license, market or sell any pharmaceutical product that includes a Compound as an active ingredient, other than a Drug Product under this Agreement, except insofar as such product or Compound is obtained in connection with a merger, acquisition or similar transaction not consummated primarily for the purpose of obtaining such product or Compound and is either
          (a) not claimed under an HMR Patent, a Vertex Patent, a Prior Joint Invention, a Prior Patent or a Joint Invention (as such terms are defined in Section 7.2(a)) covering the Compound itself or a use thereof, or (b) if claimed under an HMR Patent, a Vertex Patent, a Prior Joint Invention a Prior Patent or a Joint Invention covering the Compound itself or a use thereof, is


License, Development and Commercialization Agreement -- Confidential -- Page 11 the subject of an existing Third Party license from VERTEX, in the case of a merger, acquisition or similar transaction by HMR, or from HMR, in the case of a merger, acquisition or similar transaction by VERTEX, but in either case only to the extent permitted to the licensee under the terms of the Third Party license.

                                  ARTICLE III
                                   DEVELOPMENT

     3.1 DEVELOPMENT OPTION. HMR shall have the option (the "Development Option") to develop and commercialize any Compound in accordance with the provisions of this Agreement.

          (a) WRITTEN NOTICE. The Development Option may be exercised by HMR with respect to any one or more of the Compounds by delivering written notice of exercise (an "Exercise Notice") to VERTEX prior to expiration of the Development Option, specifying the Compound as to which the Development Option is being exercised.

          (b) DRUG PRODUCT CANDIDATE. Any Compound as to which the Development Option is exercised shall become a Drug Product Candidate under this Agreement, and development of that Compound shall proceed in accordance with the terms of this Agreement, including the provisions of Section 3.7 and Section 5.8 hereof relating to development and marketing of Drug Product Candidates and Drug Product.

          (c) OPTION EXERCISED. The parties acknowledge that HMR has exercised its Development Option with regard to HMR3480/VX-740.

          (d)  SECOND GENERATION COMPOUNDS. In the event
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *********************then HMR shall have an Option (the "Second Generation Option") exercisable as set forth below, to develop and commercialize a Second Generation Compound.

               (i)  FIRST NOTICE PERIOD HMR shall give VERTEX written notice


License, Development and Commercialization Agreement -- Confidential -- Page 12

                    (the "First Notice") in the event that HMR wishes to consider exercise of the Second Generation Option, specifying that the foregoing conditions have been met and briefly describing the basis for that judgment. VERTEX and HMR shall meet (the "Diligence Meeting") within thirty (30) days after VERTEX's receipt of the First Notice to discuss available Second Generation Compounds and the potential exercise of HMR's Second Generation Option.

               (ii) DUE DILIGENCE PERIOD.

                    (A) VERTEX will provide HMR, for evaluation, with such proprietary information about those Second Generation Compounds which are subject to the Second Generation Option, and any samples of those Second Generation Compounds, as shall be in VERTEX's control and which are reasonably requested in writing by HMR within fifteen (15) days after the Diligence Meeting. The requested information and samples will be provided by VERTEX to HMR as soon as reasonably practicable after receipt by VERTEX of the foregoing request. Any Compound samples provided to HMR by VERTEX shall be supplied under a mutually agreeable materials transfer agreement, with customary terms and provisions. If any of the Second Generation Compounds with respect to which information and/or samples are requested have been, at the time of the request, designated by VERTEX as development candidates ("Second Generation Development Candidates") VERTEX will so inform HMR.

                    (B) HMR shall have a period of one hundred twenty (120) days to review the information provided by VERTEX, to generally conduct due diligence, and, if HMR so chooses, to test any Second Generation Compounds received from VERTEX under (A) above, and to


License, Development and Commercialization Agreement -- Confidential -- Page 13
                         synthesize and test any Second Generation Compounds not supplied by VERTEX. All Second Generation Development Candidates shall be tested by HMR only pursuant to testing protocols agreed in advance by the parties; provided that VERTEX's consent to a protocol proposed by HMR may not be unreasonably withheld. If the foregoing 120-day period is not sufficient to enable HMR to conduct at least sixty (60) days of IN VIVO or IN VITRO tests as it deems appropriate with respect to a Second Generation Compound, HMR will so notify VERTEX within sixty (60) days after commencement of the 120-day period, and additional time will be provided as may be reasonably agreed by the parties to facilitate the testing. All of the data generated by any such IN VITRO or IN VIVO tests will be provided to VERTEX and may be used by VERTEX without restriction, if HMR does not exercise its Development Option with respect to any Second Generation Compound or as otherwise would be required by the U.S. FDA, or an equivalent regulatory authority, if VERTEX had conducted the same test under the same protocol.

               (iii) OPTION EXERCISE. HMR may exercise the Second Generation
                    Option with respect to a Second Generation Compound by written notice provided to VERTEX not later than one hundred twenty (120) days after receipt of the information provided to it by VERTEX under clause (ii)(A) above, and the Second Generation Option provided in this subsection (d) shall expire if not exercised prior to that time. VERTEX will provide HMR with a list of all development costs incurred by VERTEX from January 1, 1998 through the date upon which the Second Generation Option is exercised, with respect to the Second Generation Compound which is the subject of the option exercise. For purposes of the foregoing, "development costs" shall mean


License, Development and Commercialization Agreement -- Confidential -- Page 14

                    [***********************************************************
                    ************************************************************
                    ************************************************************
                    *******************************************************]
                    Upon the written request of HMR, at HMR's expense and not more than once in respect of the exercise of any one particular Second Generation Option, VERTEX shall permit an independent public accountant of national prominence selected by HMR to have access during normal business hours to those records of VERTEX as may be reasonably necessary to verify the accuracy of VERTEX's list of such development costs and their applicability to the Second Generation Compound which is the subject of the option exercise. Subject to such audit rights, HMR will promptly reimburse VERTEX for those development costs incurred by VERTEX in the course of generating data or information which HMR intends to include in any filings with a Regulatory Authority. HMR may not use any data or information generated by or at the direction of VERTEX with respect to a Second Generation Compound unless it has reimbursed VERTEX for such associated development costs.

               (iv) EFFECT OF OPTION EXERCISE. A Second Generation Compound as
                    to which the Second Generation Option has been validly exercised shall be considered a Compound hereunder and no longer subject to the provisions of Section 2.3 hereof. The Development Option provided to HMR under Section 3.1 shall be deemed to have been exercised with respect to that Second Generation Compound.

               (v) EXCLUSIONS FROM SECOND GENERATION OPTION; NO FIRST REFUSAL. HMR shall have no right to exercise the Second Generation Option (and the provisions of Section (d)(ii) above relating to the supply of information and samples by VERTEX to HMR shall be inapplicable to) any Second Generation Compound which, at the time VERTEX receives the First Notice under Section(d)(i)


License, Development and Commercialization Agreement -- Confidential -- Page 15
                    above,[*****************************************************
                    ************************************************************
                    ************************************************************
                    ***************************************.] The Second
                    Generation Option shall not be construed to create a right of first refusal or any analogous right for HMR with respect to any Second Generation Compound.

          (e) DEVELOPMENT OPTION EXPIRATION. The Development Option will expire with respect to any Compound as to which the Development Option has not then been exercised at 5:00 P.M. Eastern Standard Time on the expiration date of the last Patent containing a Live Claim covering such Compound.

     3.2  JOINT DEVELOPMENT COMMITTEE.

          (a) FORMATION AND RESPONSIBILITIES. As soon as practicable after the execution of this Agreement, HMR and VERTEX will establish a Joint Development Committee (the "JDC") comprised of eight (8) representatives, four of whom shall be designated by each party. Additional JDCs may be established from time to time as the parties deem necessary to handle development of additional Indications as defined in Section 6.2(e). Unless otherwise indicated by the context in which it is used, the term "JDC" as referenced herein shall also include the members of the JDC and any subcommittees which may be established from time to time by the JDC.

               (i) DEVELOPMENT PLAN. The JDC will determine the goals and strategy for, and will develop a detailed Development Plan as set forth in Section 3.3 below for implementation of the Development Program for each Drug Product Candidate.

               (ii) SUBCOMMITTEES. The JDC may act directly or through such working groups or sub-committees as it may deem appropriate to establish. VERTEX and HMR will each be entitled to designate a reasonable number of representatives on each working group or sub-committee which may be established by the JDC. Each of


License, Development and Commercialization Agreement -- Confidential -- Page 16

                    HMR and VERTEX shall have one vote on any such working group or subcommittee, and Subsection 3.2(a) (iii) below will apply to any decisions delegated by the JDC to any working group or subcommittee.

               (iii) DECISION-MAKING.

                    (A) COMMITTEE STRUCTURE. The JDC Committee Chair (the "JDC Chair") will be appointed by HMR from among the members of the Committee designated by HMR. Each of HMR and VERTEX shall have one vote on the JDC. The objective of the JDC shall be to reach agreement by consensus on all matters falling within its authority hereunder. In the event of a deadlock with respect to any action (which shall be deemed to have occurred if either party shall request a vote of the JDC on a matter and that vote shall either not be taken within thirty (30) days of the request, or if taken shall result in a tie vote), and subject to the procedure set forth in the balance of this subsection (iii) as to certain matters, [******************************************************
                         *******************************************************
                         *******************************************************
                         ****************************************************]

                    (B) DISPUTE REGARDING A MATTER OF MAJOR STRATEGIC IMPORTANCE. If VERTEX and HMR deadlock on any matter of major strategic importance (as hereinafter defined) to the Development Program with respect to a Drug Product Candidate or Drug Product (a "Disputed Matter"), then VERTEX may provide written notification of its disagreement to the JDC Chair within seven (7) Business Days after the meeting of the JDC at which the Disputed Matter was considered and a vote formally taken on the Matter. In its notification


License, Development and Commercialization Agreement -- Confidential -- Page 17

                         VERTEX will set forth the basis for its disagreement in reasonable detail.

                    (C) SUBMISSION TO REVIEW EXECUTIVES FOR RESOLUTION. If the Disputed Matter is not resolved within seven (7) Business Days after delivery of VERTEX's notification to the JDC Chair, then copies of the notification shall be distributed by the JDC Chair as soon as practicable to [***************************************************
                         *******************************************************
                         *******************************************************
                         *********************]

                    (D)  [******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         ***********************************************]

                    (E) DEFINITION OF "MATTER OF MAJOR STRATEGIC IMPORTANCE". For purposes of the foregoing, a "matter of major strategic importance" shall mean:
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************


License, Development and Commercialization Agreement -- Confidential -- Page 18

                         *******************************************************
                         *************************************]

               (iv) AMENDMENTS TO DEVELOPMENT PLAN. The JDC will actively participate in amending and revising the Development Plan with respect to a Drug Product Candidate as may be necessary or desirable from time to time. The JDC shall not have the power to amend or modify this Agreement, which may only be amended or modified as provided in Sections 15.2 and 15.15 hereof.

          (b) QUARTERLY MEETINGS. While a Drug Product Candidate is under development, the JDC shall meet formally at least quarterly, or with such other frequency, and at such time and location, as may be established by the Committee, for the following purposes, among others:

               (i) REVIEW OF DEVELOPMENT PLAN. To prepare, review and, if necessary, revise the Development Plan for a particular Drug Product Candidate, to oversee and coordinate development activities and to review the conduct of development of Drug Product Candidates and Drug Product;

               (ii) REPORTS. To receive and review reports by HMR and (to the extent there is information to report) VERTEX, which shall be prepared by each party and submitted to the other party and to the JDC on a quarterly basis within fifteen (15) days after the end of each calendar quarter, setting forth in reasonable detail, with supporting data, the results of work performed during the preceding calendar quarter under the Development Program by the party submitting the report, including any planned or filed patent applications covering Bulk Drug Substance, Drug Product Candidates, and Drug Product and the uses thereof;

               (iii) INTERNAL COORDINATION. To assist in coordinating scientific interactions and resolving disagreements between HMR and VERTEX during the course of the Development Program; and


License, Development and Commercialization Agreement -- Confidential -- Page 19

               (iv) PATENT POSITION. To discuss matters relating to Patents, including but not limited to issues of inventorship and decisions relating to the filing, prosecution and maintenance of Patents. If not otherwise scheduled for discussion, Patent matters relating to this Agreement shall be reviewed at any JDC meeting if requested by either party on reasonable prior notice.

                HMR and VERTEX shall each bear the costs and expenses of attendance at JDC meetings by their respective representatives.

          (c) DEVELOPMENT INFORMATION. HMR will promptly notify the JDC as soon as material information and data generated in the course of the Development Program become available to HMR. HMR will promptly provide the JDC with all such material information and data that is reasonably necessary to enable the JDC to fully participate in the Development Program as provided in this Agreement. HMR will make development plans, clinical protocols, investigator brochures and regulatory submissions available to the JDC for discussion in the early concept stage and thereafter as those documents are proposed for modification from time to time. [****************************************************************
               *****************************************************************
               ***********************************************]
               In the event VERTEX obtains any such information that is Confidential Information hereunder, it shall treat such information as proprietary and confidential and it shall not use such information for any purpose except as specifically provided in this Agreement.

          (d) HMR DISCRETION. Nothing in the foregoing shall alter the fact that HMR shall have sole discretion and responsibility for the development and manufacture of Bulk Drug Substance, Drug Product Candidates and Drug Product.

     3.3 DEVELOPMENT PLAN. The JDC shall prepare and oversee the implementation of the overall Development Plan for each Drug Product Candidate and each Indication.


License, Development and Commercialization Agreement -- Confidential -- Page 20

          (a) CONTENT. Such Plan shall, among other things, detail and schedule the proposed preclinical studies, toxicology, clinical trials, regulatory plans, clinical trial and commercial material requirements, process development and manufacturing plans, and key elements of obtaining Regulatory Approval in each country where the Drug Product is to be marketed.

          (b)  DEVELOPMENT TASKS. [*************************
               *****************************************************************
               *****************************************************************
               ************************************************************]

          (c)  ADDITIONAL STUDIES. [***********************
               *****************************************************************
               *****************************************************************
               **************************************************************]

     3.4  DEVELOPMENT RESPONSIBILITY AND COSTS. Except as provided herein and in
          Section 3.6 below, HMR will have sole responsibility for, and bear the cost of conducting, the Development Program in the Territory with respect to each Drug Product Candidate.

          (a)  [****************************************************************
               *****************************************************************
               *****************************************************************
               **********************]

          (b)  [****************************************************************
               *****************************************************************
               *****************************************************************
               **********************]

          (c)  [****************************************************************
               *****************************************************************
               *****************************************************************
               **********************]


License, Development and Commercialization Agreement -- Confidential -- Page 21

          (d)  [****************************************************************
               *****************************************************************
               *****************************************************************
               **********************]

     3.5 REGULATORY APPROVALS. HMR shall use commercially reasonable efforts to submit registration dossiers to relevant health authorities with respect to all necessary Regulatory Approvals in the Territory.

          (a) HMR OWNERSHIP. Except as provided in Section 3.6 hereof, HMR shall have the sole right to obtain Regulatory Approvals, which shall be held by and in the name of HMR, and HMR shall own all submissions in connection therewith, provided that VERTEX shall have a right of reference to all or any part of the submissions if the "Step-In Rights" become effective under Section 3.6 hereof.

          (b) PRINCIPAL INTERFACE. All formulary or marketing approvals shall also be obtained by and in the name of HMR, and HMR will be the principal interface with and will otherwise handle all interactions with regulatory agencies concerning any Drug Product including, to the extent legally possible, being the sole contact with such agencies, subject to the rights of VERTEX under this
               Section 3.5.

          (c) REGULATORY MEETINGS. To the extent not prohibited by law or regulation, VERTEX shall have the right to have one representative participate in all material meetings between representatives of HMR and any of the FDA, the EMEA and Koseisho (MHW Japan).

               (i) HMR will provide VERTEX, at least five (5) Business Days before any such meeting, with copies of all documents, correspondence and other materials in its possession which are relevant to the matters to be addressed at any such meeting.

               (ii) HMR will also provide VERTEX with prompt access to all exchanges of material correspondence with the FDA, the EMEA and Koseisho.

               (iii) Notwithstanding the foregoing,


License, Development and Commercialization Agreement -- Confidential -- Page 22

                    [**********************************************************
                    ***********************************************************
                    ***********************************************************
                    ****************************************]

     3.6 STEP-IN RIGHTS. If HMR is not using commercially reasonable efforts to conduct development activities on the critical path provided for in the then current Development Plan ("Development Work") and, as a result, such Development Work is not completed substantially in accordance with the timetable set forth in the applicable Development Plan, then VERTEX may, after [**************] prior written notice to HMR, undertake that particular Development Work at its own expense, unless by the end of that [***************] HMR has begun to carry out that Development Work in a commercially reasonable manner and has so notified VERTEX.

          (a) Notwithstanding the foregoing, if the Development Work is terminated or delayed (i) as a result of Force Majeure, or (ii) as a result of [******************************************
               ************************************************************
               *********************************], then VERTEX may not
               in that instance exercise its Step-In rights.

          (b)  If VERTEX exercises its Step-In rights:

               (i) REGULATORY ACTIONS. HMR will continue to make any necessary and appropriate regulatory filings with respect to the Development Work and will, if required for VERTEX to exercise its Step-In rights effectively, transfer to VERTEX at VERTEX's expense any INDs (or equivalents thereof) relevant to such Development Work.

               (ii) MANUFACTURE OF CLINICAL SUPPLY OF DRUG PRODUCT CANDIDATE.
                    HMR will supply VERTEX [***************]with the necessary clinical supply of Drug Product Candidate required to


License, Development and Commercialization Agreement -- Confidential -- Page 23
                    perform such Development Work in accordance with HMR's then current scale of manufacturing at HMR's Manufacturing Cost and upon such other reasonable and customary terms as to shipment, delivery and similar matters as may be agreed.

               (iii) MILESTONES. If HMR resumes the Development Program of a
                    Drug Product Candidate, it will reimburse VERTEX for the actual direct cost of the Development Work of good quality, if such work conforms with the requirements of the relevant Development Plan. Such payment will be made upon completion of the Development Work and attainment of the next occurring milestone under Article VI hereof relating to the Drug Product Candidate which was the subject of the Development Work. HMR will pay VERTEX interest on the reimbursable costs incurred by VERTEX in the conduct of the Development Work, and on any milestones under Section 6.2 earned but not paid by HMR, [***************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ********************]

               (iv) NOTICE. HMR shall provide written notice to VERTEX within
                    [******************] of the commencement of the Development Work to be performed by VERTEX under this Section, that it intends to resume the Development Work for the Drug Product Candidate, and shall resume the Development Work within [**************] of delivery of such notice.

     3.7 REASONABLE EFFORTS IN DEVELOPMENT. HMR will use diligent, commercially reasonable efforts consistent with those used by HMR for its own compounds of similar commercial potential to develop the Compounds into Drug Product.

          (a) COMMERCIAL VIABILITY. In the event that HMR exercises its Development Option with respect to a particular Compound which thereby becomes a Drug Product Candidate, HMR shall use diligent,


License, Development and Commercialization Agreement -- Confidential -- Page 24
               commercially reasonable efforts consistent with those used by HMR for its own compounds of similar commercial potential to develop Drug Product with respect to that Drug Product Candidate, so long as in HMR's good faith opinion, development of that Drug Product Candidate is technically feasible and commercially justifiable.

          (b) NOTIFICATION. HMR will promptly notify VERTEX in writing if it should determine that development of any Drug Product Candidate is not technically feasible or commercially justifiable, specifying in reasonable detail the reasons for that determination.

                                   ARTICLE IV
                             MANUFACTURE AND SUPPLY

     4.1 MANUFACTURE OF BULK DRUG SUBSTANCE AND DRUG PRODUCT. HMR will be responsible for manufacturing and supply of all Bulk Drug Substance, Drug Product Candidate, and Drug Product as necessary for the conduct of preclinical and clinical trials and for all commercial purposes in the Territory. All material will be manufactured in accordance with GMP and will be provided to VERTEX, as required for VERTEX to exercise its rights and perform its obligations under this Agreement, at the price (if any) and upon such terms as may be specified herein, or if not specified, as may be reasonably agreed in writing between the parties hereto.

                                   ARTICLE V
                                COMMERCIALIZATION

     5.1 MARKETING AND PROMOTION. HMR shall have exclusive rights to market, sell and distribute all Drug Product in the Territory, subject to the co-promotion and other rights of VERTEX set forth in this Article V, and subject to its obligation to proceed as specified in Section 5.8. HMR will book all sales of Drug Product and will report those sales to VERTEX as specified in Section 6.6.

     5.2 JOINT MARKETING COMMITTEE. Not later than the commencement of Phase III Clinical Trials for any Drug Product Candidate, HMR and VERTEX will form a Joint Marketing Committee ("JMC") comprised of six representatives, three of whom will be designated by each party. Unless otherwise indicated by the


License, Development and Commercialization Agreement -- Confidential -- Page 25 context in which it is used, the term "JMC" as referenced herein shall also include any working group or subcommittee which may be established from time to time by the JMC.

          (a) GLOBAL STRATEGY. The JMC will establish the overall strategy and oversee the global marketing of all Drug Product. The JMC will have the opportunity to review all market research plans and research results, clinical development results and similar items, as well as HMR's proposed marketing and sales budget for each Drug Product for the purpose of advising and assisting in communicating a unified global marketing strategy.

          (b) SUBCOMMITTEES. The JMC may act directly or through such working groups or sub-committees as it may deem appropriate to establish. In particular, matters before the JMC that relate to North American and European marketing and sale will be delegated to subcommittees (the "JMC-NA" and the "JMC-EU," respectively), each of which shall be responsible for oversight of its particular territory and for coordinating with the JMC. The JMC subcommittees will be structured and operated in the same manner as outlined in Section 5.2 for the JMC; provided that, although VERTEX and HMR will each be entitled to designate a reasonable number of representatives on any working group or subcommittee which may be established by the JMC, each party shall have one vote on any such working group or subcommittee

          (c)  DECISION-MAKING.

               (i) COMMITTEE STRUCTURE. HMR shall designate a Committee Chair, from among its member designates (the "JMC Chair"). HMR and VERTEX shall each have one vote on the JMC. The objective of the JMC shall be to reach agreement by consensus on all matters falling within its authority hereunder.

               (ii) DEADLOCK. In the event of a deadlock with respect to any action, and subject to the procedure set forth in the balance of this subsection (c) as to certain matters, [*************** *****************************************
                    *******************************]


License, Development and Commercialization Agreement -- Confidential -- Page 26

               (iii) DISPUTES REGARDING MATTER OF MAJOR STRATEGIC IMPORTANCE. If
                    VERTEX and HMR shall disagree on any matter of major strategic importance (as hereinafter defined) with respect to the Marketing Plan for a Drug Product (a "Disputed Matter"), then VERTEX may provide written notification of its disagreement to the JMC Chair within seven (7) business days after the meeting of the JMC at which the Disputed Matter was considered and a vote formally taken on the Matter. In its notification VERTEX will set forth the basis for its disagreement in reasonable detail.

               (iv) SUBMISSION TO REVIEW EXECUTIVES. If the Disputed Matter is
                    not resolved within seven (7) business days after delivery of VERTEX's notification to the JMC Chair, then copies of the notification shall be distributed by the JMC Chair as soon as practicable to [************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    **************]

               (v)  [***********************************************************
                    ************************************************************
                    ************************************************************
                    *************************************]

               (vi) DEFINITION OF MATTER OF MAJOR STRATEGIC IMPORTANCE. For
                    purposes of the foregoing, a "matter of major strategic importance" shall mean: [***********************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    **************************************]

          (d) HMR DISCRETION. Nothing in the foregoing shall alter the fact that HMR


License, Development and Commercialization Agreement -- Confidential -- Page 27
               shall have sole discretion as to the marketing strategy and decision-making for any Drug Product.

     5.3 MARKETING PLANS. HMR will be solely responsible, in accordance with its customary practices and procedures, for the preparation and execution of a detailed marketing plan (a "Marketing Plan") for the launch of each Drug Product.

          (a) PREPARATION OF PLAN. HMR will use its diligent, commercially reasonable efforts consistent with its customary practices and procedures to substantially complete (subject to normal revision in the ordinary course) the Marketing Plan for each Drug Product not later than [******] prior to the projected date of First Commercial Sale of the Drug Product.

          (b) PLAN REVIEW. HMR (and VERTEX if it intends to co-promote in North America or Europe, as the case may be, and has participated in launch planning or market research with respect to the Drug Product in such region) will submit to the JMC for its review and comment on a timely basis a draft Marketing Plan, budgets, market research results and other customary planning and marketing aids with respect to launch of the Drug Product (collectively, "Marketing Materials"). The Marketing Materials and any material amendments thereto will be submitted to the JMC in sufficient time prior to launch of a Drug Product to provide the JMC with a reasonable opportunity to influence the form and substance of the Marketing Plan.

          (c) JMC PARTICIPATION. The JMC will have the opportunity to provide input in the Plan, as it may be amended and updated from time to time, with respect to the global strategy pertaining to the following matters, among others:

               (i)
                    [***********************************************************
                    ************************************************************
                    ************************************************************
                    *************************************]


License, Development and Commercialization Agreement -- Confidential -- Page 28

               (ii) [***********************************************************
                    ************************************************************
                    ************************************************************
                    *************************************]

               (iii)[***********************************************************
                    ************************************************************
                    ************************************************************
                    *************************************]

               (iv) [***********************************************************
                    ************************************************************
                    **************]

               (v)  [***********************************************************
                    ************************************************************
                    ************************************************************
                    *************************************]

          (d) MARKETING PLAN UPDATES; MARKETING DATA. HMR, in consultation with the JMC, will update its Marketing Plans in accordance with HMR's customary practices (which currently involve annual plan updates) to reflect materially changed circumstances as they occur. The JMC will meet periodically to review marketing matters, and HMR and VERTEX will share with the JMC on a regular basis and to the extent reasonably available, all materials and information (such as, to the extent available to HMR or VERTEX as the case may be, market research and data, including market growth and trend data; research reports; sales research data and forecasts; sales force deployment data; public relations plans; and information concerning competition and competitors) generated by or at the direction of HMR or VERTEX or their respective Affiliates and sublicensees which are relevant to the marketing of Drug Product.

     5.4  CO-PROMOTION IN NORTH AMERICA VERTEX may elect to Co-Promote a Drug


License, Development and Commercialization Agreement -- Confidential -- Page 29

          Product in North America under the terms of a mutually agreeable nonexclusive co-promotion plan (the "Co-Promotion Plan").

          (a) CO-PROMOTION OPTION. HMR will inform VERTEX of the projected date of First Commercial Sale, in writing, as early as possible but in any event not less than [******************] prior to the projected date of First Commercial Sale. VERTEX shall inform HMR of its desire to make an election by providing written notice delivered to HMR not less than [****************] prior to the projected First Commercial Sale of a Drug Product in North America. The parties will then negotiate the Co-Promotion Plan within [******** *****] following the date of delivery of such notice of election by VERTEX.

          (b) PROVISIONS OF A CO-PROMOTION PLAN. Among other things, the Co-Promotion Plan will include terms and conditions substantially similar to the following:

               (i)  [***********************************************************
                    ************************************************************
                    ************************************************************
                    *************************************]

               (ii) [***********************************************************
                    ************************************************************
                    ************************************************************
                    *************************************]

               (iii)[***********************************************************
                    ************************************************************
                    *****************]

                    (A)  [******************************************************
                         *******************************************************
                         *******************************************************


License, Development and Commercialization Agreement -- Confidential -- Page 30

                         ****************************************************]

                    (B)  [******************************************************
                         *******************************************************
                         *******************************************************
                         ****************************************************]

                    (C)  [******************************************************
                         *******************************************************
                         *******************************************************
                         ****************************************************]

                    (D)  [******************************************************
                         *******************************************************
                         *******************************************************
                         ****************************************************]

               (iv) [***********************************************************
                    ************************************************************
                    ************************************************************
                    *************************************]

               (v)  [***********************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    *************]

     5.5  EUROPEAN CO-PROMOTION RIGHTS. Except where prohibited by law, VERTEX


License, Development and Commercialization Agreement -- Confidential -- Page 31 may elect to have VERTEX's European sales representatives Co-promote a Drug Product in the European Union under the terms of a mutually agreeable co-promotion plan substantially similar to that provided under Section 5.4 for North America and approved by the JMC-EU. Notwithstanding the foregoing:

          (a) NOTICE. HMR will inform VERTEX of the projected date of First Commercial Sale in the European Union, in writing, as early as possible but in any event not less than [******************] prior to the projected date of First Commercial Sale. VERTEX shall inform HMR of its desire to make such election by providing written notice delivered to HMR not less than [****************] prior to the projected First Commercial Sale of that Drug Product in the European Union. In that notice, VERTEX shall indicate how it would propose to distribute its sales representatives among the countries of the European Union, with the understanding that [****************************************************************
               **********************************************************]

          (b) CO-PROMOTION PLAN. The parties will then negotiate a co-promotion plan within [**************] following the date of delivery of such notice.

          (c) REIMBURSEMENT FOR COSTS. HMR will reimburse VERTEX for the activities of [**************************************************
               *****************************************************************
               ***********************]

          (d) PROMOTIONAL MATERIALS. The provisions of Subsection 5.4(b)(v) concerning the preparation and use of promotional materials in North America will apply, MUTATIS MUTANDIS, to the preparation and use of promotional material in the European Union and to the activities of the JMC-EU in connection therewith.

     5.6 TERMINATION OF CO-PROMOTION OBLIGATION. Upon not less than [****** ****] prior written notice to HMR, VERTEX may terminate its right and obligation to Co-promote a particular Drug Product in North America or in the European Union, provided that the effective date of termination shall be


License, Development and Commercialization Agreement -- Confidential -- Page 32

          [************************************************************
          **********************************************************************
          **********************************************************************
          ****************] HMR shall not be responsible for reimbursement of any of VERTEX's costs under Section 5.4(b)(iii) or Section 5.5(c), as may be applicable, incurred after the effective date of termination of its co-promotion rights and obligations or, with respect to termination of its North American Co-Promotion Rights, the increased royalty specified in Section 5.4(b)(ii) hereof with respect to sales of Drug Product made after the effective date of termination of its rights and obligations under Section 5.4.

     5.7 CO-LABELING. In any country in which VERTEX has the right to co-promote Drug Product under this Agreement and Japan, to the extent not prohibited by law or regulation and subject to approval by the FDA or its equivalent, Drug Product (including labels, packaging and inserts) and all promotional materials for the same will bear both HMR's and VERTEX's company names and logos with equal prominence (including equal sized type face), or if equal prominence is prohibited by law, with such prominence as may otherwise be permitted by law. In countries (other than Japan) in which VERTEX is not co-promoting Drug Product under this Agreement, to the extent not prohibited by law or regulation and subject to approval by the FDA or its equivalent, Drug Product (including labels, packaging and inserts) and all promotional materials for the same, will include VERTEX's company name (in the English alphabet) and logo with the designation:
          "under license from."

          (a) REVIEW OF REGULATORY FILINGS. HMR will permit VERTEX to review all material regulatory filings which relate to product labeling, and all proposed labels, packaging, package inserts, and promotional materials required under the Agreement to bear VERTEX's name, prior to the filing of any such materials with any regulatory authority.

          (b)  REGULATORY COMMUNICATIONS.

               (i) HMR will permit VERTEX to participate with HMR in material communications with regulatory officials which concern the matters referenced in this Section 5.7.


License, Development and Commercialization Agreement -- Confidential -- Page 33

               (ii) HMR will immediately inform VERTEX of any material
                    regulatory communications received by HMR which might operate to restrict VERTEX's rights under this Section, and will cooperate with any reasonable request of VERTEX aimed at facilitating approval by a regulatory authority for co-labeling consistent with this provision.

     5.8 MARKETING EFFORTS. HMR (and VERTEX to the extent it is co-promoting under the terms of this Agreement) shall use diligent, commercially reasonable efforts consistent with those customarily used by HMR for its own compounds of similar commercial potential to effect introduction of Drug Product into the countries in the Major Markets as soon as reasonably practicable.

          (a) AVAILABILITY TO PUBLIC. Following the First Commercial Sale of a Drug Product and until the expiration or termination of this Agreement, HMR shall endeavor to keep Drug Product reasonably available to the public in each Major Market country.

          (b) COMMERCIAL VIABILITY. HMR shall promptly notify VERTEX if it shall determine that the marketing and sale of a Drug Product in any country is not commercially reasonable.

                                   ARTICLE VI
                                    PAYMENTS

     6.1 CLOSING PAYMENT. In recognition of VERTEX's research expenditures in the Field to date, HMR will make the following payments by wire transfer or such other payment method as may be mutually agreed by the parties hereto:

          (a) on the Closing Date, HMR will pay to VERTEX the sum of $10 million (U.S.);

          (b) within five (5) Business Days after the later of (i) the Closing Date or (ii) May 14, 2000 if this Agreement is still in effect on that date, an additional sum of $10 million (U.S.).


License, Development and Commercialization Agreement -- Confidential -- Page 34

     6.2  MILESTONE PAYMENTS BY HMR.

          (a) MILESTONE PAYMENTS. HMR will make the following payments to VERTEX after the Closing Date and at such time or times as any one or more of the following milestones is achieved with respect to any Drug Product Candidate incorporating a Compound identified in SCHEDULE 1.5 and ------------ used for the treatment of: (1) adult-onset rheumatoid arthritis ("RA"); (2) osteoarthritis ("OA"); or (3) any other Indication for which a Drug Product Candidate is being developed hereunder; provided, however, there is no requirement that the first two indications pursued for development under this Agreement be RA and OA. A particular milestone shall be paid each time it is achieved for a particular Indication by a Drug Product Candidate.


-----------------------------------------------------------  -----------------  -----------------  -------------------
                                                                           Payments in U.s. Dollars
-----------------------------------------------------------  -----------------  -----------------  -------------------
                                                                                                        [***]
                        Milestone                                   RA                [**]            [**********]
-----------------------------------------------------------  -----------------  -----------------  -------------------

1.   The first dosing of a particular Drug Product                $5,000,000    [**********]       [**********]
     Candidate for treatment, in humans, of the
     Indications referenced in the table opposite this
     entry, under an agreed Phase II Clinical Trials (or
     foreign equivalent thereof) protocol, in any
     country.
-----------------------------------------------------------  -----------------  -----------------  -------------------
[*   *********************************                                          **********         **********
     ****************************************************
     ****************************************************
     **********************************************]
-----------------------------------------------------------  -----------------  -----------------  -------------------



License, Development and Commercialization Agreement -- Confidential -- Page 35


-----------------------------------------------------------  -----------------  -----------------  -------------------

[*   *********************************                            **********    **********         ***********
     ****************************************************
     ****************************************************
     **********************************************]
-----------------------------------------------------------  -----------------  -----------------  -------------------
                                                                                                       [****
                        [*******]                                  [*]                [*]            **********]
-----------------------------------------------------------  -----------------  -----------------  -------------------
[**********************************                               **********    **********         **********
     ****************************************************
     ****************************************************
     **********************************************]
-----------------------------------------------------------  -----------------  -----------------  -------------------
[*   *********************************                            **********    **********         **********
     ****************************************************
     ****************************************************
     **********************************************]
-----------------------------------------------------------  -----------------  -----------------  -------------------
[*   *********************************                            **********         **********         **********
     ****************************************************
     ****************************************************
     **********************************************]
-----------------------------------------------------------  -----------------  -----------------  -------------------



License, Development and Commercialization Agreement -- Confidential -- Page 36


-----------------------------------------------------------  -----------------  -----------------  -------------------

[*   *********************************                           ***********    **********         **********
     ****************************************************
     ****************************************************
     **********************************************]
-----------------------------------------------------------  -----------------  -----------------  -------------------
                                                                                                       [****
                        [*******]                                  [*]                [*]            **********]
-----------------------------------------------------------  -----------------  -----------------  -------------------
[*   *********************************                            **********    **********         **********
     ****************************************************
     ****************************************************
     **********************************************]
-----------------------------------------------------------  -----------------  -----------------  -------------------
[*   *********************************                       **********         **********         **********
     ****************************************************
     ****************************************************
     **********************************************
     ***********]
-----------------------------------------------------------  -----------------  -----------------  -------------------
[*   *********************************                            **********    **********         **********
     ****************************************************
     ****************************************************
     *********************************************]
-----------------------------------------------------------  -----------------  -----------------  -------------------



License, Development and Commercialization Agreement -- Confidential -- Page 37


-----------------------------------------------------------  -----------------  -----------------  -------------------

[*   *********************************                            **********    **********         **********
     ****************************************************
     ****************************************************
     **********************************************]
-----------------------------------------------------------  -----------------  -----------------  -------------------
                                                                                                     *****
                                                                                                   **********]
                        [********                                  ***                 **
-----------------------------------------------------------  -----------------  -----------------  -------------------
[*   *********************************                              ********         **********         **********
     ****************************************************
     ****************************************************
     *************]
-----------------------------------------------------------  -----------------  -----------------  -------------------

---------------
* Where this milestone relates to a Drug Product which has previously been approved and commercially launched for a different indication, the milestone payment for commercial launch of such Drug Product and the milestone payment for approval of such Drug Product shall both be made at the time of approval of such Drug Product.

          (b) ADDITIONAL DRUG PRODUCT CANDIDATE FOR SAME INDICATION. If HMR initiates development of a Drug Product Candidate, for a particular Indication, later ceases development of that Drug Product Candidate, for that Indication, and provides written notice thereof to VERTEX, then HMR will be entitled to a credit for each particular milestone payment previously made with respect to that Drug Product Candidate for that Indication, against the same milestone payment subsequently due with respect to the next Drug Product Candidate being developed for the same Indication.

          (c) ACCELERATION OF UNEARNED MILESTONES. If any milestone is achieved with respect to the development of a particular Drug Product Candidate or Drug Product for a particular Indication, any previously unearned milestone with respect to that Drug Product Candidate or Drug Product for that Indication will become immediately due and payable.


License, Development and Commercialization Agreement -- Confidential -- Page 38

          (d) ADDITIONAL INDICATIONS FOR THE SAME DRUG PRODUCT. If, on the basis (in whole or in part) of Phase IV Clinical Trials approved by the JDC, the FDA shall approve the marketing and sale of a Drug Product for a previously unapproved Indication, all milestones which would have been payable had that Drug Product been initially developed for that Indication, and which had not previously been made for that Indication, will become immediately due and payable, and any such milestones with respect to development of that Drug Product for that Indication in Japan or the European Union will become due upon marketing approval of the Drug Product for that Indication (if marketing approval has not previously been granted and the milestone paid) in the European Union or Japan.

          (e) INDICATION. As used in this Section 6.2, the term "Indication" shall mean [ ************************************
               ******************************************
               *****************************************************************
               *****************************************************************
               ********************]

          (f) ADDITIONAL INDICATIONS. The parties shall negotiate and agree in good faith on the level of milestone payments which shall be payable with respect to Indications for each Drug Product Candidate other than RA and OA. [*********** ***************
               *****************************************************************
               *****************************************************************
               **************************************************]

          (g) ADDITIONAL MILESTONES FOR C COMPOUNDS. Notwithstanding anything to the contrary in Section 6.2(b), HMR will make the following payments to VERTEX, in addition to any amounts otherwise payable under Section 6.2(a) hereof, at such time as the following milestones are achieved: [***********************
               *****************************************************************
               *****************************************************************


License, Development and Commercialization Agreement -- Confidential -- Page 39

               *****************************************************************
               ********************]

          (h) TIMING. Payment shall be made on or before the thirtieth (30th) Business Day following the occurrence of an event giving rise to a payment obligation hereunder. All payments shall be made by wire transfer in United States dollars to the credit of such bank account as may be designated by VERTEX in writing to HMR.

          (i) TAX WITHHOLDING. Any income or other taxes which HMR is required by law to pay or withhold on behalf of VERTEX with respect to milestones, and any interest thereon, payable to VERTEX under this Agreement shall be deducted from the amount of such milestones and interest due and paid or withheld, as appropriate, by HMR on behalf of VERTEX. Any such tax required to be paid or withheld shall be an expense of, and borne solely by, VERTEX. HMR shall furnish VERTEX with reasonable evidence of such withholding payment, in electronic or written form, as soon as practicable after such payment is made. The parties hereto will reasonably cooperate in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable law in connection with the making of any required withholding payment, or any claim to a refund of any such payment.

     6.3 ROYALTIES. HMR will pay royalties to VERTEX at the following annual rate, on Net Sales of Drug Product in the Territory, subject to adjustments herein:

          (a)  ON NET SALES IN NORTH AMERICA FOR EACH CALENDAR YEAR:

               (i) [**]of aggregate Net Sales in North America, if aggregate annual Net Sales of all Drug Product in North America for the calendar year are [******************************** ]

               (ii) [*] of aggregate Net Sales in North America, if aggregate annual Net Sales of all Drug Product in North America for the calendar year are [*********************************
                    *****************************]


License, Development and Commercialization Agreement -- Confidential -- Page 40

               (iii) [*] of aggregate Net Sales in North America, if aggregate annual Net Sales of all Drug Product in North America for the calendar year are [*********************************
                    ***************************]; and

               (iv) [*] of aggregate Net Sales in North America, if aggregate annual Net Sales of all Drug Product in North America for the calendar year are [***********************]

          (b)  ON NET SALES IN THE ROW:

               (i) [*] of aggregate Net Sales in the ROW, if aggregate annual Net Sales of all Drug Product in the ROW and Latin America for the calendar year are [********************]

               (ii) [*] of aggregate Net Sales in the ROW, if aggregate annual
                    Net Sales of all Drug Product in the ROW and Latin America for the calendar year are [****************************
                    *********************************];

               (iii) [*] of aggregate Net Sales in the ROW, if aggregate annual
                    Net Sales of all Drug Product in the ROW and Latin America for the calendar year are [****************************
                    *********************************];

               (iv) [*] of aggregate Net Sales in the ROW, if aggregate annual
                    Net Sales of all Drug Product in the ROW and Latin America for the calendar year are [***********************].

          (c)  ON NET SALES IN LATIN AMERICA:

               (i)  [*] of aggregate Net Sales in Latin America; provided that

               (ii) [***********************************************************
                    ************************************************************
                    ***********************************].

          (d)  REDUCTION OR INCREASE OF ROYALTIES IN THE ROW. [*****
               *****************************************************************


License, Development and Commercialization Agreement -- Confidential -- Page 41

               *****************************************************************
               *************************************************************]

               (i)  [***********************************************************
                    ************************************************************
                    ************************************************************
                    *******************************];

               (ii) [***********************************************************
                    ************************************************************
                    ************************************************************
                    *******************************].

               (iii)[***********************************************************
                    ************************************************************
                    ************************************************************
                    *******************************].

               [****************************************************************
               *****************************************************************
               ******************]

          (e)  [****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               ****************************]

          (f) TAX WITHHOLDING. Any income or other taxes which HMR is required by law to pay or withhold on behalf of VERTEX with respect to royalties, and any interest thereon, payable to VERTEX under this


License, Development and Commercialization Agreement -- Confidential -- Page 42

               Agreement shall be deducted from the amount of such royalties and interest due and paid or withheld, as appropriate, by HMR on behalf of VERTEX. Any such tax required to be paid or withheld shall be an expense of, and borne solely by, VERTEX. HMR shall furnish VERTEX with reasonable evidence of such withholding payment, in electronic or written form, as soon as practicable after such payment is made. The parties hereto will reasonably cooperate in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable law in connection with the making of any required withholding payment, or any claim to a refund of any such payment.

     6.4  TERM FOR ROYALTY PAYMENTS. [*********************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          ********************************************************************
          ***********]

          [*********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************


License, Development and Commercialization Agreement -- Confidential -- Page 43

          **********************************************************************
          **********************************************************************
          *****************************************************************].

     6.5  [********************************************************]

          (a)  [****************************************************************
               *****************************************************************
               *********************]

          (b)  [****************************************************************
               *****************************************************************
               *********************]

          (c)  [***************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ***************************************************]

     6.6  SALES REPORTS.

          (a) SUBSTANCE OF QUARTERLY REPORTS. During the term of this Agreement and after the First Commercial Sale of the first Drug Product, HMR shall furnish or cause to be furnished to VERTEX on a quarterly basis a written report or reports covering each quarter (each such quarter being sometimes referred to herein as a "reporting period") showing:

               (i) the Net Sales of each Drug Product in each country in the world during the reporting period by HMR and each Affiliate,


License, Development and Commercialization Agreement -- Confidential -- Page 44
                    sublicensee and marketing partner and the aggregate Net Sales for North America, Latin America and the ROW accrued for the calendar year through the closing date of the report;

               (ii) the royalties, payable in United States Dollars ("Dollars"), which shall have accrued under Section 6.3 hereof in respect of such sales and the basis of calculating those royalties;

               (iii) the exchange rates used in converting into Dollars, from the currencies in which sales were made, any payments due which are based on Net Sales; and

               (iv) dispositions of Drug Product other than pursuant to sale for cash.

          (b) TIMING. Final reports shall be due on the sixtieth (60th) day following the close of each reporting period. In addition, at least ten (10) days prior to the end of the calendar quarter, HMR shall provide VERTEX with a draft report containing forecasted sales and royalties payable to VERTEX for the quarter, based on HMR's then-current forecast for that quarter.

          (c) RECORDS. HMR shall keep accurate records in sufficient detail to enable the amounts due hereunder to be determined and to be verified by VERTEX. HMR shall be responsible for all payments that are due to VERTEX but have not been paid by HMR's sublicensees or marketing partners.

          (d) CURRENCY EXCHANGE. With respect to sales of Drug Product invoiced in Dollars, the Net Sales amounts and the amounts due to VERTEX hereunder shall be expressed in Dollars.

               (i) With respect to sales of Drug Product invoiced in a currency other than Dollars, the Net Sales and amounts due to VERTEX hereunder shall be expressed in the domestic currency of the party making the sale, together with the Dollar equivalent of the amount payable to VERTEX, calculated [***************************************
                    ************************************************************


License, Development and Commercialization Agreement -- Confidential -- Page 45

                    ************************************************************
                    ************************************************************
                    ************************************************************
                    **************************************]

               (ii) If any sublicensee or marketing partner makes any sales invoiced in a currency other than its domestic currency, the Net Sales shall be converted to its domestic currency in accordance with the sublicensee's normal accounting principles.

               (iii) All payments shall be made in Dollars. If at any time legal restrictions in any country in the Territory prevent the prompt remittance of any payments with respect to Drug Product sold in that country, HMR or its sublicensees or marketing partners shall have the right and option to make such payments by depositing the amount thereof in local currency to VERTEX's account in a bank or depository in such country.

          (e) CHANGE IN ROYALTY RATES. Any royalties payable for a calendar quarter during which an annual Net Sales royalty threshold has been met will be paid at the higher royalty rate, and payment will include any incremental royalty payable with respect to prior quarters to which the incremental royalty rate is applicable.

          (f) ROYALTY PAYMENT DUE DATE; ACCRUAL. Royalties which have accrued during any month and are required to be shown on a final quarterly sales report provided for under this Section 6.6 shall be due and payable on the date such final quarterly sales report is due.

          (g) AUDIT. Upon the written request of VERTEX, at VERTEX's expense and not more than once in or in respect of any calendar year, HMR shall permit an independent public accountant of national prominence selected by VERTEX to have access during normal business hours to those records of HMR as may be reasonably necessary to verify the accuracy of the Net Sales report and royalty calculation conducted by HMR pursuant to this Section 6.5, in respect of any calendar year ending not


License, Development and Commercialization Agreement -- Confidential -- Page 46
               more than [********************] prior to the date of such notice.

               (i) HMR shall include in each sublicense or marketing agreement entered into by it pursuant to this Agreement a provision requiring the sublicensee or marketing partner to keep and maintain adequate records of sales made pursuant to such sublicense or marketing agreement and to grant access to such records by the aforementioned independent public accountant for the reasons specified in this Section 6.5.

               (ii) Upon the expiration of [********************] following the end of any calendar year, the calculation of amounts payable with respect to such fiscal year shall be binding and conclusive upon VERTEX, and HMR and its sublicensees and marketing partners shall be released from any liability or accountability with respect to payments for such year.

               (iii) The report prepared by such independent public accountant, a copy of which shall be sent or otherwise provided to HMR by such independent public accountant at the same time it is sent or otherwise provided to VERTEX, shall contain the conclusions of such independent public accountant regarding the audit and will specify that the amounts paid to VERTEX pursuant thereto were correct or, if incorrect, the amount of any underpayment or overpayment.

               (iv) If such independent public accountant's report shows any underpayment, HMR shall remit or shall cause its sublicensees or marketing partners to remit to VERTEX within thirty (30) days after HMR's receipt of such report, (i) the amount of such underpayment and (ii) if such underpayment exceeds [***************] of the total amount owed for the calendar year then being audited, the reasonable and necessary fees and expenses of such independent public accountant performing the audit, subject to reasonable substantiation thereof.

               (v)  Any overpayments shall be fully creditable against amounts


License, Development and Commercialization Agreement -- Confidential -- Page 47
                    payable in subsequent payment periods.

               (vi) VERTEX agrees that all information subject to review under this Section 6.5 or under any sublicense or marketing agreement is confidential and that VERTEX shall retain and cause its accountant to retain all such information in confidence.

          (h) INTEREST DUE. In case of any delay in payment by HMR to VERTEX not occasioned by Force Majeure, interest on the overdue payment shall accrue at
               [****************************************************************
               *****************************************************************
               *****************************************************************
               *******************]. The foregoing interest shall be due from HMR without any special notice.

                                  ARTICLE VII
                              INTELLECTUAL PROPERTY

     7.1  INFORMATION SHARING.

          (a) PRECLINICAL AND CLINICAL RESULTS. HMR will provide VERTEX, through the JDC, any and all preclinical and clinical results generated by it, or at its direction, as part of the development of Bulk Drug Substance, Drug Product Candidate and Drug Product as may be required under Section 3.2(c).

          (b) IMPROVEMENTS AND INVENTIONS. Each party shall keep the other fully advised of:

               (i) any improvements relating to Bulk Drug Substance, Drug Product Candidates or Drug Product, made by such party or its Affiliates or sublicensees during the term of this Agreement, or made previously under the Research Agreement; and

               (ii) any other inventions, improvements, and Know-How relating to
                    Bulk Drug Substance, Drug Product Candidates or Drug Product made jointly with the other party or its Affiliates during the term


License, Development and Commercialization Agreement -- Confidential -- Page 48
                    of this Agreement or under the Research Agreement.

     7.2  PATENTABLE INVENTIONS AND KNOW-HOW.

          (a) OWNERSHIP. Subject to this Section 7.2, each of VERTEX and HMR shall own all Patents and Know-How with respect to any inventions made exclusively by it prior to and during the term of the Research Agreement, and from termination of the Research Program conducted thereunder through the term of this Agreement.

               (i) DISCLOSURE. All information relating to VERTEX Technology and HMR Technology will be disclosed, respectively, by VERTEX to HMR or by HMR to VERTEX, (a) upon the execution of this Agreement as to any previously undisclosed matters, and
                    (b) as to matters arising hereafter, promptly after the disclosing party recognizes the significance thereof, unless, in the case of process developments, the same shall have been developed as part of a collaboration with a Third Party, the terms of which prohibit disclosure to the other party.

               (ii) JOINT INVENTIONS. Inventions made jointly by one or more employees of VERTEX and one or more employees of HMR during the term of this Agreement, as determined by United States laws of inventorship, and any Patent covering any such invention ("Joint Inventions"), shall be owned jointly by the parties.

               (iii) PRIOR INVENTIONS. The parties acknowledge that HMR assigned to VERTEX its interest in certain inventions made during the term of the Research Agreement, and the patent applications covering those inventions, with respect to which one or more of its employees were named as inventors (the "Prior Joint Inventions" and the "Prior Patents"). The Prior Patents are identified in Schedule 7.2.1. [****************
                    ************************************************************
                    ************************************************************


License, Development and Commercialization Agreement -- Confidential -- Page 49

                    *****************************************************].

                    (A) JOINT OWNERSHIP. As soon as practicable after the execution of this Agreement,

                         1.   [*************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              ******************************].

                         2.   [*************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              ********************************].

                         3.   [*************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              ******************************].

                         4.   [*************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              ****************************].


License, Development and Commercialization Agreement -- Confidential -- Page 50

                         5.   [*************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              ****************************].

                    (B) R&D LICENSE. Upon execution of this Agreement, VERTEX will grant HMR a fully paid up, royalty free, worldwide, and irrevocable (regardless of termination or expiration of this Agreement) nonexclusive license under the Prior Joint Inventions and Prior Patents only for purposes of research and development.

                    (C) OPTION. VERTEX grants to HMR an option exercisable during the term of the foregoing licenses to enter into an exclusive licensing arrangement, on mutually agreeable terms negotiated in good faith:

                         1.   [*************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              ****************************].

                         2.   [*************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              ***********************************].


License, Development and Commercialization Agreement -- Confidential -- Page 51

                    (D) DISPOSITION OF CERTAIN PENDING PATENT APPLICATIONS. [******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************].

          (b)  PATENT PROSECUTION.

               (i) VERTEX. VERTEX shall be responsible for the preparation, filing, prosecution and maintenance of all Patents other than HMR Patents.

               (ii) HMR. HMR shall be responsible for the preparation, filing, prosecution and maintenance of all Patents which are HMR Patents.

               (iii) MINIMUM FILINGS. The parties hereby agree that to the extent legally possible and commercially reasonable, the responsible party shall, at a minimum, prepare file, prosecute and maintain patent coverage as described in this section in the countries listed in SCHEDULE 7.2.2.

               (iv) DISCONTINUANCE. The party initially responsible for
                    preparation, filing, prosecution and maintenance of a particular Patent (the "Initial Responsible Party") shall give at least thirty (30) days


License, Development and Commercialization Agreement -- Confidential -- Page 52
                    advance notice, and in no event less than a reasonable period of time for the other party to act, to the other party of any decision (the "Discontinuance Election") to cease preparation, filing, prosecution and maintenance of that Patent in any jurisdiction (a "Discontinued Patent").

                    (A) In such case, the other party may elect at its sole discretion to continue preparation, filing and prosecution or maintenance of the Discontinued Patent at its sole expense.

                    (B) The party so continuing shall own any such Patent; and the Initial Responsible Party shall execute such documents and perform such acts as may be reasonably necessary for the other party to file or to continue prosecution or maintenance, including assigning ownership of such Patent to such electing party.

                    (C) Discontinuance may be elected on a country-by-country basis or for a patent application or patent series in total.

          (c) COOPERATION. Each party will consult the other party with respect to its choice of patent counsel and will keep that party continuously informed of all matters relating to the preparation, filing, prosecution and maintenance of Patents covered by this Agreement.

               (i) Each party shall endeavor in good faith to coordinate its efforts with those of the other party to minimize or avoid interference with the prosecution of the other party's patent applications.

               (ii) To the extent practicable, each party shall provide the JDC with a copy of any patent application covering Compounds or methods of using Compounds, prior to filing the first of such applications in any jurisdiction, for review and comment by the JDC or its designees.

               (iii) Each party shall provide, at the other party's reasonable request, copies of all material correspondence with the relevant patent


License, Development and Commercialization Agreement -- Confidential -- Page 53
               office.

          (d) COSTS. Each party will be responsible for the costs of patent preparation, prosecution and maintenance for its patents worldwide. In cases of co-owned or joint patents, each party will bear [********
               *****************************************************************
               ***************]. Upon ninety (90) days' written notice to VERTEX, HMR may elect not to reimburse VERTEX for out of pocket preparation, prosecution and maintenance costs incurred by VERTEX. If HMR elects not to reimburse VERTEX, HMR will have no further rights under this Agreement with respect to any such Patent.

          (e) COMPOUND-RELATED PATENT FILINGS. HMR and VERTEX will each keep the other informed of its plans and intentions regarding the filing of any patent applications covering any Compounds, and methods of making or using Compounds, within a reasonable time prior to any such filing.

     7.3  INFRINGEMENT CLAIMS BY THIRD PARTIES.

          (a) NOTICE. If the manufacture, use or sale of Bulk Drug Substance, Drug Product Candidate and/or a Drug Product results in a claim or a threatened claim by a Third Party against a party hereto for patent infringement or for inducing or contributing to patent infringement ("Infringement Claim"), the party first having notice of an Infringement Claim shall promptly notify the other in writing. The notice shall set forth the facts of the Infringement Claim in reasonable detail.

          (b) THIRD PARTY LICENSES. In the event that practicing the VERTEX Technology or HMR Technology in connection with manufacture, use or sale of the Drug Product in a country would infringe a Third Party Patent and a license to such Third Party Patent is available, the parties agree:

               (i)  VERTEX will be responsible for [*******************
                    ************************************************************
                    *********************************];

               (ii) HMR will be responsible
                    [****************************************
                    ************************************************************


License, Development and Commercialization Agreement -- Confidential -- Page 54

                    ************************************************]

               (iii)[***********************************************************
                    ************************************************************
                    **********].

               (iv) VERTEX and/or HMR, as the case may be, will use reasonable efforts to obtain required licenses under the Third Party's Patents, with a right to sublicense to the other, under reasonable terms mutually acceptable to both parties.

          (c) DISCONTINUED SALES, LICENSE OR DEFENSE OF SUIT. If the required license is unavailable or its terms are unacceptable both to VERTEX and to HMR, then HMR may elect at its sole discretion to discontinue sales of the Drug Product in such country or to undertake the defense of a patent infringement action or the prosecution of a declaratory judgment action with respect to the Third Party Patents.

               (i) OFFSET. HMR shall be entitled to offset against royalties otherwise due to VERTEX in respect of Net Sales of the affected Drug Product in that country [****************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ***********************************************************]

               (ii) VERTEX OUT OF POCKET EXPENSES. If HMR is conducting the defense of the Infringement Claim or the prosecution of any such declaratory judgment action, and VERTEX is a party to the action, then VERTEX's out-of-pocket costs shall be reported to HMR and [******************************
                    ****************].


               (iii) REIMBURSEMENT OF COSTS. [************************
                    ************************************************************


License, Development and Commercialization Agreement -- Confidential -- Page 55

                    ************************************************************
                    ************************************************].

               (iv) DIVISION OF DAMAGES. Any remaining compensatory damages
                    [***********************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************].

               (v) SETTLEMENT. Any settlement or consent judgment or other voluntary final disposition of a suit under this Section 7.3 will be at HMR's sole discretion and good business judgment, but if entered into without VERTEX's consent (which shall not be unreasonably withheld), no amounts due to VERTEX hereunder shall be reduced on account of any such settlement, consent judgment or other disposition. The proceeds of any such settlement will be divided between the parties as above.

               (vi) LICENSE. If the terms of a Third Party license under Section
                    7.3(b) are unacceptable to VERTEX but not to HMR, then HMR may nonetheless obtain such license on the terms proposed, after full and complete disclosure to and discussions with, VERTEX concerning the facts and circumstances giving rise to HMR's conclusions with respect to the proposed license. Under those circumstances, HMR shall be entitled to offset against royalties otherwise due VERTEX as follows: [**
                    ********************************************
                    ****************************************************
                    ***********************].

     7.4  INFRINGEMENT CLAIMS AGAINST THIRD PARTIES

          (a) COOPERATION. VERTEX and HMR each agree to take reasonable actions to protect their respective Patents and Technology from infringement and from unauthorized possession or use. (Such reasonable actions shall include, but shall not be limited to, reasonable actions necessary to


License, Development and Commercialization Agreement -- Confidential -- Page 56
               control the sale of parallel imports or gray market goods through appropriate filings with a country's international trade regulatory agency, e.g., the United States International Trade Commission and the U.S. Customs Service.) If one party brings any such action or proceeding, the second party may be joined as a party plaintiff if necessary for the action or proceeding to proceed and, in case of joining, the second party agrees to give the first party reasonable assistance and authority to file and to prosecute such suit.

          (b) NOTICE. If any VERTEX Patents, HMR Patents or jointly owned Patents are infringed or VERTEX Know-How or HMR Know-How is misappropriated, as the case may be, by a Third Party, the party to this Agreement first having knowledge of such infringement or misappropriation, or knowledge of a reasonable probability of such infringement or misappropriation, shall promptly notify the other in writing. The notice shall set forth the facts of such infringement or misappropriation in reasonable detail.

          (c) INSTITUTION OF PROCEEDINGS. The party prosecuting and maintaining the Patent, shall have the primary right, but not the obligation, to institute, prosecute, and control with its own counsel any action or proceeding with respect to infringement or misappropriation of such Patent or technology and the other party shall have the right, at its own expense, to be represented in such action by its own counsel.

          (d) FAILURE TO INSTITUTE PROCEEDINGS. If the party having the primary right or responsibility to institute, prosecute, and control such action or prosecution fails to do so within a period of one hundred twenty (120) days after receiving notice of the infringement, the other party shall have the right to bring and control any such action by counsel of its own choice, and the other party shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

          (e) COSTS AND EXPENSES. The costs and expenses of all suits brought by a party under this Section 7.4 shall be
               [***********************
               *****************************************************************


License, Development and Commercialization Agreement -- Confidential -- Page 57

               ***********************************].

          (f) DIVISION OF DAMAGES AWARD. Any remaining compensatory damages [*****************************
               *****************************************************************
               ********].

          (g) SETTLEMENT. The settlement or consent judgment or other voluntary final disposition of a suit under this Section 7.4 may be undertaken at the sole discretion and good business judgment of the party who initiated the suit. The proceeds of any such settlement will be [**** *****************************].

     7.5 NOTICE OF CERTIFICATION. VERTEX and HMR each shall immediately give notice to the other of any certification filed under the U.S. "Drug Price Competition and Patent Term Restoration Act of 1984" claiming that a VERTEX Patent, an HMR Patent or a Joint Patent is invalid or that any infringement will not arise from the manufacture, use or sale of any Drug Product by a Third Party.

          (a) If VERTEX decides not to bring infringement proceedings against the entity making such a certification, VERTEX shall give notice to HMR of its decision not to bring suit within twenty-one (21) days after receipt of notice of such certification.

          (b) HMR may then, but is not required to, bring suit against the party that filed the certification.

          (c) Any suit by HMR or VERTEX shall either be in the name of HMR or in the name of VERTEX, or jointly in the name of HMR and VERTEX, as may be required by law.

          (d) For this purpose, the party not bringing suit shall execute such legal papers necessary for the prosecution of such suit as may be reasonably requested by the party bringing suit.

     7.6 PATENT TERM EXTENSIONS. The parties shall cooperate in good faith with each other in gaining patent term extension wherever applicable to VERTEX Patents, Joint Patents and HMR Patents covering Drug Product Candidates or Drug


License, Development and Commercialization Agreement -- Confidential -- Page 58

          Product.

          (a) HMR and VERTEX shall each determine which of its Patents shall be extended. The parties shall mutually determine which of the Joint Patents shall be extended.

          (b) All filings for such extension shall be made by the party responsible for prosecution and maintenance of the Patent, provided, however, that in the event that the party who is responsible for prosecution and maintenance of the Patent elects not to file for an extension, such party shall (i) inform the other party of its intention not to file and (ii) grant the other party the right to file for such extension.

                                  ARTICLE VIII
                                    REPORTING

     8.1  EXCHANGE OF INFORMATION.

          (a) GENERAL. HMR and VERTEX will promptly and freely share technical information useful in connection with the development of Bulk Drug Substance, Drug Product Candidates or Drug Product, including VERTEX Know-How and HMR Know-How. Each party will permit the other to review the ongoing activities which it is conducting under the Development Program and to discuss that information with its officers, all at such reasonable times and as often as may be reasonably requested. Notwithstanding the foregoing, [**
               *****************************************************************
               *****************************************************************
               *************************].

          (b) NOTICE OF PHARMACEUTICAL SIDE-EFFECTS. HMR and VERTEX will provide to each other the information necessary to monitor the safety of Bulk Drug Substance, Drug Product Candidates and Drug Product and to meet in a timely manner, for all countries where either party has responsibility for the Drug Product, all regulatory requirements for reporting adverse reactions or adverse events. Each party shall forward to the other on a regular basis information on adverse reactions and any


License, Development and Commercialization Agreement -- Confidential -- Page 59
               material difficulties associated with clinical use, studies, investigations, tests and prescriptions of Drug Product Candidates and Drug Product. For the purposes of this agreement, definitions stated in the International Conference on Harmonization ("ICH") documents from E2A (Clinical Safety Data Management Definitions and Standards for Expedited Reporting) and E2C (Clinical Safety Data Management Periodic Safety Update Report for Marketed Drugs) will be used. The parties will exchange expedited and non-expedited case reports from all sources, changes in product labeling, actions taken by local regulators and other information pertinent to human safety of the products. The parties further agree to prepare a mutually agreeable procedure for sharing safety data.

                                   ARTICLE IX
                    REPRESENTATIONS AND WARRANTIES OF VERTEX

     9.1  VERTEX REPRESENTS AND WARRANTS TO HMR AS FOLLOWS:

          (a) AUTHORIZATION. This Agreement has been duly executed and delivered by VERTEX and constitutes the valid and binding obligation of VERTEX, enforceable against VERTEX in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of VERTEX, its officers and directors.

          (b) NO THIRD PARTY RIGHTS. Except as disclosed on SCHEDULE 9.1 hereof, (a) to the best of its knowledge, VERTEX owns or possesses adequate licenses or other rights to use all VERTEX Technology, and to grant the licenses herein; and (b) to the best of its knowledge, the granting of the licenses to HMR hereunder does not violate any right known to VERTEX of any Third Party.

          (c) NO THIRD PARTY PATENTS. Except as disclosed on SCHEDULE 9.1 hereof, to VERTEX's actual knowledge and based on its current understanding


License, Development and Commercialization Agreement -- Confidential -- Page 60
               of the Compounds and their use, the development, manufacture, use or sale of any Bulk Drug Substance, Drug Product Candidates or Drug Product pursuant to this Agreement will not infringe or conflict with any Third Party right or Patent, and VERTEX is not aware of any pending patent application that, if issued, would be infringed by the development, manufacture, use or sale of any Bulk Drug Substance, Drug Product Candidates or Drug Product pursuant to this Agreement.

                                   ARTICLE X
                      REPRESENTATIONS AND WARRANTIES OF HMR

     10.1 HMR REPRESENTS AND WARRANTS TO VERTEX AS FOLLOWS:

          (a) AUTHORIZATION. This Agreement has been duly executed and delivered by HMR and constitutes the valid and binding obligation of HMR, enforceable against HMR in accordance with its terms, except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to creditors' rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of HMR, its officers and directors.

          (b) NO THIRD PARTY RIGHTS. (a) To the best of its knowledge, HMR owns or possesses adequate licenses or other rights to use all HMR Technology, and to grant the licenses herein; and (b) to the best of its knowledge, the granting of the licenses to VERTEX hereunder does not violate any right known to HMR of any Third Party.

          (c) NO THIRD PARTY PATENTS. To HMR's actual knowledge and based on its current understanding of Compounds and their use, the manufacture, use or sale of any Bulk Drug Substance, Drug Product Candidates or Drug Product pursuant to this Agreement will not infringe or conflict with any Third Party right or Patent, and HMR is not aware of any pending patent application that, if issued, would be infringed by the development, manufacture, use or sale of any Bulk Drug Substance, Drug Product Candidate or Drug Product pursuant to this Agreement.


License, Development and Commercialization Agreement -- Confidential -- Page 61

                                   ARTICLE XI
                                 CONFIDENTIALITY

     11.1 UNDERTAKING. During the term of this Agreement, each party shall keep confidential, and other than as provided herein shall not use or disclose, directly or indirectly, any trade secrets, confidential or proprietary information, or any other knowledge, information, documents or materials, owned, developed or possessed by the other party, whether in tangible or intangible form, the confidentiality of which such other party takes reasonable measures to protect, including but not limited to VERTEX Know-How and HMR Know-How.

          (a) Each party shall take any and all lawful measures to prevent the unauthorized use and disclosure of such information, and to prevent unauthorized persons or entities from obtaining or using such information.

          (b) Each party further agrees to refrain from directly or indirectly taking any action which would constitute or facilitate the unauthorized use or disclosure of such information. Each party may disclose such information to its officers, employees and agents, to authorized licensees and sublicensees, and to subcontractors in connection with the development or manufacture of Bulk Drug Substance, Drug Product Candidates or Drug Product, to the extent necessary to enable such parties to perform their obligations hereunder or under the applicable license, sublicense or subcontract, as the case may be; provided, that such officers, employees, agents, licensees, sublicensees and subcontractors have entered into appropriate confidentiality agreements for secrecy and non-use of such information which by their terms shall be enforceable by injunctive relief at the instance of the disclosing party.

          (c) Each party shall be liable for any unauthorized use and disclosure of such information by its officers, employees and agents and any such sublicensees and subcontractors.

     11.2 EXCEPTIONS. Notwithstanding the foregoing, the provisions of
          Section 11.1 hereof shall not apply to knowledge, information, documents or materials which the receiving party can conclusively establish:


License, Development and Commercialization Agreement -- Confidential -- Page 62

          (a) have entered the public domain without such party's breach of any obligation owed to the disclosing party;

          (b) are permitted to be disclosed by the prior written consent of the disclosing party;

          (c) have become known to the receiving party from a source other than the disclosing party, other than by breach of an obligation of confidentiality owed to the disclosing party;

          (d) are disclosed by the disclosing party to a Third Party without restrictions on its disclosure;

          (e) are independently developed by the receiving party without breach of this Agreement; or

          (f) are required to be disclosed by the receiving party to comply with applicable laws or regulations, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving party provides prior written notice of such disclosure to the disclosing party and takes reasonable and lawful actions to avoid or minimize the degree of such disclosure.

     11.3 PUBLICITY. The parties will agree upon the timing and content of any initial press release or other public communications relating to this Agreement and the transactions contemplated herein.

          (a) Except to the extent already disclosed in that initial press release or other public communication, no public announcement concerning the existence or the terms of this Agreement or concerning the transactions described herein shall be made, either directly or indirectly, by VERTEX or HMR, except as may be legally required by applicable laws, regulations, or judicial order, without first obtaining the approval of the other party and agreement upon the nature, text, and timing of such announcement, which approval and agreement shall not be unreasonably withheld.

          (b) The party desiring to make any such public announcement shall provide the other party with a written copy of the proposed announcement in

License, Development and Commercialization Agreement -- Confidential -- Page 63
               sufficient time prior to public release to allow such other party to comment upon such announcement, prior to public release.

     11.4 SURVIVAL. The provisions of this Article XI shall survive the termination of this Agreement and shall extend for a period of five
          (5) years thereafter.

                                  ARTICLE XII
                                   PUBLICATION

     12.1 PUBLICATION. Each of HMR and VERTEX reserves the right to publish or publicly present the results of the Development Program (research, clinical, etc.) (the "Results") subject to the following terms and conditions:

          (a) As soon as reasonably practical after its formation, the JMC and/or the JDC, will establish a long term strategic publication plan governing publication of the Results and public appearances (congresses, presentations, press releases, advisory boards and the like) with the goal to use and combine all existing data to support and maximize the commercial success of the Compound (the "Publication Plan"). VERTEX has provided to HMR, and HMR will approve with such approval not to be unreasonably withheld, a proposed list of publications for inclusion in the overall publication plan, pursuant to which VERTEX personnel will make disclosures concerning VERTEX's pre-clinical work in discovering and characterizing HMR3480/VX-740 and related Compounds. Authorship of each publication will be determined at time of submission for publication based on the contributions provided thereto.

          (b) The party proposing to publish or publicly present the Results (the "publishing party") will submit a draft of any proposed manuscript or speech to the other party (the "non-publishing party") for comments and to the JMC and, with respect to matters relating to Compound discovery and preclinical activities, to the JDC, for approval and inclusion in the Publication Plan prior to submission for publication or oral presentation.

          (c) If the publishing party shall disagree with the non-publishing party's assessment of the impact of the publication, then the issue shall be

License, Development and Commercialization Agreement -- Confidential -- Page 64
               referred to the JMC and, as appropriate, the JDC which will have sole discretion for resolution in accordance with Article V, based upon a determination whether that publication would have a material adverse impact on contemplated patent filings, or on the development or commercialization of a Drug Product.

          (d) The parties agree that authorship of any publication will be determined based on the customary standards then being applied in the relevant scientific journal.

          (e) The parties will use their best efforts to gain the right to review proposed publications by consultants or contractors relating to the subject matter of the Development Program.

          (f) No party may publish confidential or proprietary information of the other party, the use of which is restricted under
               Article XI hereof, without the consent of the other party.

          (g) No party may publish information or results that are the subject of, or are deemed to be suitable for, patent protection by the JDC or JMC, without first obtaining approval from patent counsel in charge of prosecuting that patent application (who shall take into consideration the absolute novelty requirements of applicable jurisdictions).

          (h) This Article XII shall be inapplicable to the publication of information presented in substantially the same form in which was previously published or disclosed to the public, and to any other disclosures which, on the advice of counsel, are required by law to be disclosed.

                                       ARTICLE XIII
                                  TERM AND TERMINATION

     13.1 TERM

          (a) TERM. The term of this Agreement shall extend in each country until the later of: (a) the last to expire of the VERTEX Patents with a Live Claim encompassing a Compound utilized in a Drug Product; or (b) [******]years from the date of First Commercial Sale of a Drug Product in that

License, Development and Commercialization Agreement -- Confidential -- Page 65
               country; unless earlier terminated in accordance with this Agreement. It is understood and acknowledged that the expiration or termination of the obligation to make royalty payments shall be governed by Section 6.4.

          (b) ACCRUED OBLIGATIONS. Except where explicitly provided elsewhere herein, termination of this Agreement for any reason, or expiration of this Agreement, will not affect: (i) obligations, including the payment of any royalties or other sums which have accrued as of the date of termination or expiration, and (ii) rights and obligations which, from the context thereof, are intended to survive termination or expiration of this Agreement.

     13.2 TERMINATION BY VERTEX FOR CAUSE.

          (a) NON-COMPETE. VERTEX may terminate this Agreement upon [**************] prior written notice to HMR upon the material breach by HMR of any of its obligations under Section 2.4 of this Agreement; provided, however, that such termination shall become effective only if HMR shall fail to remedy or cure the breach within such [*************] period.

          (b) FAILURE TO DEVELOP. VERTEX shall have the right to terminate this Agreement upon the occurrence of any of the following:

               (i)  If VERTEX has exercised its Step-in rights under Section
                    3.6 and, within [******************] after receipt of
                    written notification of such exercise, HMR has not notified VERTEX of its intent to resume the Development Work; or

               (ii) If HMR shall breach its obligations under Section 3.7 hereof and shall remain in material breach of those obligations [**************] after written notice of that breach is delivered to HMR by VERTEX, provided, however, that VERTEX may not exercise the foregoing termination right (by written notice or otherwise) during the period extending from the exercise of its Step-In rights under
                    Section 3.6 hereof through the earlier of [************************

License, Development and Commercialization Agreement -- Confidential -- Page 66

                    **********************************************************
                    *********************************].


          (c) FAILURE TO COMMERCIALIZE. In furtherance of HMR's obligations under Sections 3.5 and 5.8, VERTEX shall have the right to terminate this Agreement upon [**************] prior written notice to HMR in each case, if HMR has not put the Drug Product into commercial use in such Major Market Country within a commercially reasonable period after the date of the first Regulatory Approval for a Drug Product in that Major Market Country, or following the First Commercial Sale in such Major Market Country, is not using commercially reasonable efforts consistent with those used by HMR for its own compounds of similar commercial potential to keep the Drug Product reasonably available to the public in such Major Market Country, UNLESS with respect to any particular Major Market Country:

               (i)  [***********************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    *****************]

               (ii) [***********************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    *********************************]

               (iii)[***********************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    *********************************]

               (iv) [***********************************************************
                    ************************************************************


License, Development and Commercialization Agreement -- Confidential -- Page 67

                    ************************************************************
                    ************************************************************
                    ************************************************************
                    *********************************]



          (d) PAYMENT OBLIGATION. VERTEX may terminate this Agreement upon [**************] prior written notice to HMR upon the material breach by HMR of its payment obligations under Article 6, provided, however, that such payment obligation is not the subject of a good faith dispute and such termination shall become effective only if HMR shall fail to remedy or cure the breach within such [*************] period.

     13.3 HMR RIGHT TO TERMINATE WITHOUT CAUSE. HMR may terminate this Agreement without cause upon [************************] prior written notice to VERTEX.

     13.4 HMR RIGHT TO TERMINATE FOR LACK OF COMMERCIAL VIABILITY. HMR may terminate this Agreement if in its sole discretion, and upon [************] written notice, HMR determines that commercial conditions (which it shall describe to VERTEX in reasonable detail in its notice) are such that [**************************************
          ***************************************************].

     13.5 TERMINATION OF CO-PROMOTION RIGHTS.

          (a) BREACH OF CO-PROMOTION OBLIGATIONS IN NORTH AMERICA. If VERTEX shall materially breach its obligations to Co-Promote a Drug Product in North America under Section 5.4 hereof, HMR may terminate VERTEX's right to Co-Promote Drug Product in North America, effective upon [**************] prior written notice to VERTEX, provided that such termination shall become effective only if VERTEX shall fail to remedy or cure its breach within that [************]period. Upon the effective date of termination of VERTEX's Co-Promotion rights under this
               Section 13.5(a):


               (i)  [***********************************************************
                    ************************************************************

License, Development and Commercialization Agreement -- Confidential -- Page 68

                    ************************************************************
                    *********************************]

               (ii) [***********************************************************
                    ************************************************************
                    ************************************************************
                    *********************************]

               (iii)[***********************************************************
                    ************************************************************
                    ************************************************************
                    *********************************]




          (b) BREACH OF CO-PROMOTION OBLIGATIONS IN EUROPE. If VERTEX has exercised its right to Co-Promote a Drug Product in the European Union pursuant to Section 5.5 hereof, and shall thereafter materially breach its obligations to Co-Promote that Drug Product under Section 5.5, then HMR may terminate VERTEX's right to Co-Promote that Drug Product in the European Union, effective upon [*************] prior written notice to VERTEX, provided that such termination shall become effective only if VERTEX shall fail to remedy or cure its breach within that [*************] period. Upon the effective date of termination of VERTEX's Co-Promotion rights under this Section 13.5(b):

               (i)  [***********************************************************
                    ************************************************************
                    ************************************************************
                    *********************************]

               (ii) [***********************************************************
                    ************************************************************
                    ************************************************************
                    *********************************]


          (c) TERMINATION. HMR may terminate VERTEX's co-promotion rights hereunder on a country-by-country basis upon the occurrence of an event contemplated by Section 6.4(1) and as a result of which, and so long as,


License, Development and Commercialization Agreement -- Confidential -- Page 69

               HMR significantly reduces or terminates its promotional expenditure in such country.

     13.6 TERMINATION BY HMR FOR CAUSE.

          (a) NON COMPETE. HMR may terminate this Agreement upon [*************] prior written notice to VERTEX upon the material breach by VERTEX of any of its obligations under
               Section 2.4; provided, however, that such termination shall become effective only if VERTEX shall fail to remedy or cure the breach within such [************] period.

          (b) REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION. HMR may terminate this Agreement upon [**************] prior written notice to VERTEX upon the material breach by VERTEX of any of its representations or warranties under Article 9 or any of its obligations under Article 14; provided, however, that such termination shall become effective only if such material breach amounts to fraud (including, but not limited to, willful misrepresentation or misconduct) and VERTEX shall fail to remedy or cure the breach within such [*************] period.

     13.7 EFFECTS OF TERMINATION.

          (a)  In the event of an effective termination by VERTEX under
               Section 13.2 hereof:

               (i) HMR TECHNOLOGY (MANUFACTURING). VERTEX shall have a nonexclusive license (with the right to sublicense or subcontract) to the manufacturing technology Controlled by HMR as of the effective date of termination and necessary to make Drug Product or Drug Product Candidate; PROVIDED, that VERTEX shall not permit any sublicensee or subcontractor to use HMR technology without provisions safeguarding confidentiality at least equivalent to those provided in this Agreement. For a period of [************] following the effective date of termination, HMR will provide VERTEX and its sublicensees, at VERTEX's expense and in accordance with procedures to be

License, Development and Commercialization Agreement -- Confidential -- Page 70
                    agreed by the parties, with reasonable access to information and know-how necessary for VERTEX to apply the licensed technology and will otherwise provide VERTEX with reasonable assistance as may be required by VERTEX in connection therewith.

               (ii) ROYALTY. VERTEX shall pay HMR a royalty of [*************]
                    of Net Sales of any Drug Product manufactured under the manufacturing technology Controlled by HMR or a Prior Joint Invention, Joint Invention, or Prior Patent so long as the Drug Product would infringe any of such proprietary rights.

               (iii)HMR SUPPLY OF DRUG PRODUCT CANDIDATES AND DRUG PRODUCT.
                    At VERTEX's option and for a period of up to [*******] following termination of this Agreement by VERTEX under
                    Section 13.2 hereof, HMR will supply VERTEX with all of
                    its requirements for clinical supplies of each Drug
                    Product Candidate under development on the effective date
                    of termination, and each Drug Product in the amount being sold on the effective date of termination or as forecasted to be sold for the [**********] (immediately after the effective date of termination) by and in accordance with the JMC approved marketing plan in effect immediately prior to delivery of the notice of termination; PROVIDED THAT HMR shall not be required to supply either Drug Product Candidates or Drug Product hereunder [*************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ****************************].

               (iv) REGULATORY FILINGS. All filings with regulatory
                    authorities concerning Drug Product Candidates and Drug Product will be assigned or otherwise transferred to VERTEX as soon as


License, Development and Commercialization Agreement -- Confidential -- Page 71
                    practicable and at HMR's expense.

               (v) TRADEMARK ROYALTY. If a trademark owned by HMR is being used by VERTEX in connection with the sale of a Drug Product [**********] after termination, VERTEX shall pay to HMR a royalty of [***********************************
                    ******************************************] so long as the trademark is in use by VERTEX thereafter.

          (b)  In the event of an effective termination by HMR under Section
               13.3 or Section 13.4 hereof: VERTEX shall have the same rights referenced in Section 13.7(a), [*********************************
               *****************************************************************
               *****************************************************************
               ************************************************].

          (c)  In the event of an effective termination by HMR under Section
               13.6 hereof: HMR shall have an exclusive, royalty-free, license in the Field under the VERTEX Patents and under VERTEX's interest in any Joint Inventions necessary to make, have made, use, sell or have sold the Drug Product or Drug Product Candidate.

                                  ARTICLE XIV
                                 INDEMNIFICATION

     14.1 INDEMNIFICATION BY VERTEX. VERTEX will indemnify and hold HMR and its Affiliates, and their employees, officers and directors harmless against any loss, damages, action, suit, claim, demand, liability, expense, bodily injury, death or property damage (a "Loss"), that may be brought, instituted or arise against or be incurred by such persons to the extent such Loss is based on or arises out of:

          (a) the development, manufacture, use, sale, storage or handling of a Compound, a Drug Product Candidate or a Drug Product by VERTEX or its Affiliates or their representatives, agents or subcontractors under this Agreement, or any actual or alleged violation of law resulting therefrom;

          (b) the breach by VERTEX of any of its covenants, representations or warranties set forth in this Agreement; or


License, Development and Commercialization Agreement -- Confidential -- Page 72

          (c) provided however, that the foregoing indemnification shall not apply to any Loss to the extent such Loss is caused by the negligent or willful misconduct of HMR or its Affiliates.

     14.2 INDEMNIFICATION BY HMR. HMR will indemnify and hold VERTEX, and its Affiliates, and their employees, officers and directors harmless against any Loss that may be brought, instituted or arise against or be incurred by such persons to the extent such Loss is based on or arises out of:

          (a) the development, manufacture, use, sale, storage or handling of Bulk Drug Substance, a Drug Product Candidate or a Drug Product by HMR or its Affiliates or their representatives, agents or subcontractors under this Agreement, or any actual or alleged violation of law resulting therefrom (with the exception of Losses based on infringement or misappropriation of intellectual property rights); or

          (b) the breach by HMR of any of its covenants, representations or warranties set forth in this Agreement;

          (c) provided that the foregoing indemnification shall not apply to any Loss to the extent such Loss is caused by the negligent or willful misconduct of VERTEX or its Affiliates.

     14.3 CLAIMS PROCEDURES. Each Party entitled to be indemnified by the other Party (an "Indemnified Party") pursuant to Section 15.1 or
          15.2 hereof shall give notice to the other Party (an "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any threatened or asserted claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided:

          (a) That counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless (i) the employment of counsel by such Indemnified Party has been authorized by the Indemnifying Party; or (ii) the Indemnified Party shall have reasonably concluded that there may be


License, Development and Commercialization Agreement -- Confidential -- Page 73
               a conflict of interest between the Indemnifying Party and the Indemnified Party in the defense of such action, in each of which cases the Indemnifying Party shall pay the reasonable fees and expenses of one law firm serving as counsel for the Indemnified Party, which law firm shall be subject to approval, not to be unreasonably withheld, by the Indemnifying Party); and

          (b) The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement to the extent that the failure to give notice did not result in harm to the Indemnifying Party.

          (c) No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the approval of each Indemnified Party which approval shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which (i) would result in injunctive or other relief being imposed against the Indemnified Party; or (ii) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     14.4 COMPLIANCE. The parties shall comply fully with all applicable laws and regulations in connection with their respective activities under this Agreement.

     14.5 INSURANCE. Each party shall use all commercially reasonable efforts to maintain insurance, including product liability insurance, with respect to its activities hereunder.

          (a) Such insurance shall be in such amounts and subject to such deductibles as the parties may agree based upon standards prevailing in the industry at the time.

          (b) Either party may satisfy its obligations under this Section through self-


License, Development and Commercialization Agreement -- Confidential -- Page 74
               insurance to the same extent.

          (c) At such time as a Drug Product is being manufactured by a party for commercial sale, that party shall name the other party as an additional insured on any such policies.


                                   ARTICLE XV
                            MISCELLANEOUS PROVISIONS

     15.1 GOVERNING LAW; JURISDICTION. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

     15.2 WAIVER. The failure on the part of HMR or VERTEX to exercise or enforce any rights conferred upon it hereunder shall not be deemed to be a waiver of any such rights nor operate to bar the exercise or enforcement thereof at any time or times thereafter. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but any such waiver shall be effective only if in writing signed by the party against whom such waiver is to be asserted.

     15.3 FORCE MAJEURE. Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement, other than an obligation to make a payment, when such failure or delay is caused by or results from fire, floods, embargoes, government regulations, prohibitions or interventions, war, acts of war (whether war be declared or not), insurrections, riots, civil commotion, strikes, lockouts, acts of God, or any other cause beyond the reasonable control of the affected party.

     15.4 REGISTRATION OF LICENSE. HMR may, at its own expense and its sole discretion, register the license granted under this Agreement in any country where the use, sale or manufacture of a Drug Product in such country would be covered by a Live Claim. Upon request by HMR, VERTEX will promptly execute any "short form" licenses submitted to it by HMR in order to effect the foregoing registration in such country, but such licenses shall in no way alter or affect the obligations of the parties hereunder.

License, Development and Commercialization Agreement -- Confidential -- Page 75

     15.5 SEVERABILITY. It is the intention of the parties to comply with all applicable laws domestic or foreign in connection with the performance of its obligations hereunder. In the event that any provision of this Agreement, or any part hereof, is found invalid or unenforceable, the remainder of this Agreement will be binding on the parties hereto, and will be construed as if the invalid or unenforceable provision or part thereof had been deleted, and the Agreement shall be deemed modified to the extent necessary to render the surviving provisions enforceable to the fullest extent permitted by law.

     15.6 GOVERNMENT ACTS. In the event that any act, regulation, directive, or law of a government, including its departments, agencies or courts, should make impossible or prohibit, restrain, modify or limit any material act or obligation of HMR or VERTEX under this Agreement, the party, if any, not so affected shall have the right, at its option, to suspend or terminate this Agreement as to such country, if good faith negotiations between the parties to make such modifications to this Agreement as may be necessary to fairly address the impact thereof, after a reasonable period of time are not successful in producing mutually acceptable modifications to this Agreement.

     15.7 GOVERNMENT APPROVALS. HMR will use reasonable efforts to obtain any government approval required to enable this Agreement to become effective, or to enable any payment hereunder to be made, or any other obligation hereunder to be observed or performed. Each party will keep the other informed of progress in obtaining any such approvals.

     15.8 ASSIGNMENT. This Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party; provided, however, that either party may assign this Agreement, without the consent of the other party, (i) to any of its Affiliates, if the assigning party guarantees the full performance of its Affiliates' obligations hereunder, or (ii) in connection with the transfer or sale of all or substantially all of its assets or business or in the event of its merger or consolidation with another company. In all cases the assigning party shall provide the other party with prompt notice of any such assignment. Any purported assignment in contravention of this Section shall, at the option of the nonassigning party, be null and void and of no effect. No assignment shall release either party from responsibility for the performance of any accrued


License, Development and Commercialization Agreement -- Confidential -- Page 76
                  obligation of such party hereunder.

     15.9 AFFILIATES. Each party may perform its obligations hereunder personally or through one or more Affiliates, although each party shall nonetheless be solely responsible for the performance of its Affiliates. Neither party shall permit any of its Affiliates to commit any act (including any act of omission) which such party is prohibited hereunder from committing directly.

    15.10 COUNTERPARTS. This Agreement may be executed in duplicate, both of which shall be deemed to be originals, and both of which shall constitute one and the same Agreement.

    15.11 NO AGENCY. Nothing herein contained shall be deemed to create an agency, joint venture, `amalgamation, partnership or similar relationship between VERTEX and HMR. Notwithstanding any of the provisions of this Agreement, neither party shall at any time enter into, incur, or hold itself out to third parties as having authority to enter into or incur, on behalf of the other party, any commitment, expense, or liability whatsoever, and all contracts, expenses and liabilities undertaken or incurred by one party in connection with or relating to the development, manufacture or sale of Bulk Drug Substance, Drug Product Candidates or Drug Product shall be undertaken, incurred or paid exclusively by that party, and not as an agent or representative of the other party.

    15.12 NOTICE. All communications between the parties with respect to any of the provisions of this Agreement will be sent to the addresses set out below, or to other addresses as designated by one party to the other by notice pursuant hereto, by internationally recognized courier or by prepaid certified, air mail (which shall be deemed received by the other party on the seventh business day following deposit in the mails), or by facsimile transmission or other electronic means of communication (which shall be deemed received when transmitted), with confirmation by letter given by the close of business on or before the next following business day:

                         if to HMR, at:

                  HOECHST MARION ROUSSEL DEUTSCHLAND GmbH
                  Koenigsteiner Strasse 10
                  65812 Bad Soden am Taunus

License, Development and Commercialization Agreement -- Confidential -- Page 77

                  GERMANY
                  Attention:  General Manager

                           with a copy to:

                  Morgan, Lewis & Bockius LLP
                  214 Carnegie Center
                  Princeton, New Jersey 08540
                  Attention: Randall B. Sunberg, Esq.
                  Fax:  (609) 520-6639

                      if to VERTEX, at:

                  Vertex Pharmaceutical Incorporated
                  130 Waverly Street
                  Cambridge, MA U.S.A. 02139-4211
                  Attention:  Richard H. Aldrich, Senior Vice President and
                              Chief Business Officer
                  Fax:  (617) 577-6680

                      with a copy to:

                  Kirkpatrick & Lockhart LLP
                  75 State Street
                  Boston, MA U.S.A. 02109
                  Attention:  Kenneth S. Boger, Esq.
                  Fax:  (617) 951-9151

    15.13 HEADINGS. The paragraph headings are for convenience only and will not be deemed to affect in any way the language of the provisions to which they refer.

    15.14 AUTHORITY. The undersigned represent that they are authorized to sign this Agreement on behalf of the parties hereto. The parties each represent that no provision of this Agreement will violate any other agreement that such party may have with any other person or company. Each party has relied on that representation in entering into this Agreement.

    15.15 ENTIRE AGREEMENT. This Agreement, including the Schedules appended hereto, contains the entire understanding of the parties relating to the matters referred to herein, and may only be amended by a written document, duly executed on behalf of the respective parties.


License, Development and Commercialization Agreement -- Confidential -- Page 78

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                 VERTEX PHARMACEUTICALS
                                 INCORPORATED



                                 By:
                                    -----------------------------------------
                                          Richard H. Aldrich
                                 Title: Senior Vice President and Chief Business Officer




                                 HOECHST MARION ROUSSEL
                                 DEUTSCHLAND GMBH



                                 By:
                                    -----------------------------------------
                                 Title:
                                      ---------------------------------------



                                 By:
                                    -----------------------------------------
                                 Title:
                                      ---------------------------------------


License, Development and Commercialization Agreement -- Confidential -- Page 79

                                  SCHEDULE 1.5
                                    COMPOUNDS

--------------------------------------------------------------------------------

HMR3480/VX-740 is the compound 9S-[(Isoquinoline-1-carbonyl)-amino]-6, 10-dioxo-octahydropyradazino[1,2-a][1,2]diazepine-1S-carboxylic acid (2R-ethoxy-5-oxo-tetrahydrofuran-3S-yl)-amide, illustrated below.

                          [Compound Structure Diagram]



[*******************************************************************************
********************************************************************************
********************************************************************************
*******]

                          [**************************]

                                  SCHEDULE 1.19

                                   HMR PATENTS

---------------------------------------------------------------------------------------------------------

[*********          ***********        ************        *****]

---------------------------------------------------------------------------------------------------------

[******             ******             ***********         *********************************************
                                                           *********************************************
                                                           *********************************************
                                                           *********************************************
                                                           *********************************************
                                                           ***]
---------------------------------------------------------------------------------------------------------
[******             ******             ***********         *********************************************
                                                           *********************************************
                                                           *********************************************
                                                           *********************************************
                                                           *********************************************
                                                           ***]

---------------------------------------------------------------------------------------------------------

                                  SCHEDULE 1.25

                           COUNTRIES OF LATIN AMERICA

--------------------------------------------------------------------------------
Belize
Costa Rica
Guatemala
Honduras
Mexico
Nicaragua
Panama
Salvador

Argentina
Bolivia
Brazil
Chile
Colombia
Ecuador
Guiana
Paraguay
Peru
Surinam
Uruguay
Venezuela

Anguilla
Antigua
Bahamas
Barbados
British Guyana
British Virgin Islands
Cuba
Dominica
Dominican Republic
Grenada
Grenadienes
Haiti
Jamaica
Montserat
Netherland Antilles
Nevis
St. Kitts
St. Lucia
St. Vincent
Suriname
Tortola

                                  SCHEDULE 1.26

                             MAJOR MARKET COUNTRIES

-------------------------------------------------------------------------------

[************
*******************************************************************
*****
******
*********
*****]

                                  SCHEDULE 1.42

                                 VERTEX PATENTS
               (THE FOLLOWING DOCKET #S AND EQUIVALENTS WORLDWIDE)

--------------------------------------------------------------------------------

[*******      ****       **********       ***********     ******   **********              *****]
--------      -----      ----------       -----------     ------   ----------
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

                                 SCHEDULE 7.2.1

                                  PRIOR PATENTS
               (THE FOLLOWING DOCKET #S AND EQUIVALENTS WORLDWIDE)

--------------------------------------------------------------------------------


[*******      ****       **********       ***********     ******   **********              *****]
--------      -----      ----------       -----------     ------   ----------
[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

[****         *****      ***********      ********           *     **********     ***********************************
                                                                                  ****************************]

                                 SCHEDULE 7.2.2

                         MINIMUM PATENT FILING COUNTRIES

--------------------------------------------------------------------------------


[************
************
****]

                                  SCHEDULE 9.1

                               VERTEX DISCLOSURES

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